EXHIBIT 99



                        Banc of America Securities [LOGO]

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$493,769,000 Certificates (approximate)

Asset-Backed Certificates, Series 2004-OPT2
Offered Classes: A-1, A-1A, A-2, M-1, M-2, M-3, M-4, M-5, M-6 & B

Asset Backed Funding Corporation
Depositor

Option One Mortgage Corporation
Originator and Master Servicer

The Murrayhill Company
Credit Risk Manager


January 29th, 2004



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------



>  Summary of Certificates                                      pp. 3

>  Important Dates and Contacts                                 pp. 4

>  Summary of Terms                                                     pp. 6

>  Credit Enhancement                                                   pp. 8

>  Pass-Through Rates                                                   pp. 11

>  Trigger Events                                                       pp. 13

>  Yield Maintenance Agreement(s)                                       pp. 14

>  Interest and Principal Distributions                         pp. 15

>  Definitions                                                          pp. 19

>  Bond Summary                                                         pp. 25

>  Cap Schedules                                                        pp. 29




Annex A
Collateral Information is located in the accompanying ABFC 2004-OPT2 Annex A







Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Summary of Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Expected Last
                                                                      Expected         Scheduled
              Expected                                Expected       Principal        Distribution
             Approximate    Interest     Principal    WAL (yrs)     Window (mos)         Date**
  Class       Size ($)*       Type         Type       Call/Mat        Call/Mat          Call/Mat             Expected Ratings
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Moodys      S&P      Fitch
------------------------------------------------------------------------------------------------------------------------------------
  A-1***     322,728,000    Floating        Sen                   Not Offered Hereby***                  Aaa        AAA       AAA
------------------------------------------------------------------------------------------------------------------------------------
   A-1A      35,859,000     Floating     Sen Mezz    2.54 / 2.76    1-82 / 1-190    Jan-11 / Jan-20      Aaa        AAA       AAA
------------------------------------------------------------------------------------------------------------------------------------
   A-2       58,893,000     Floating        Sen      2.52 / 2.72    1-82 / 1-186    Jan-11 / Sep-19      Aaa        AAA       AAA
------------------------------------------------------------------------------------------------------------------------------------
   M-1       27,335,000     Floating       Mezz      4.71 / 5.18   39-82 / 39-148   Jan-11 / Jul-16      Aa2         AA       AA+
------------------------------------------------------------------------------------------------------------------------------------
   M-2       21,868,000     Floating       Mezz      4.66 / 5.07   38-82 / 38-133   Jan-11 / Apr-15       A2         A+       AA-
------------------------------------------------------------------------------------------------------------------------------------
   M-3        5,467,000     Floating       Mezz      4.65 / 4.97   38-82 / 38-113   Jan-11 / Aug-13       A3         A         A+
------------------------------------------------------------------------------------------------------------------------------------
   M-4        6,212,000     Floating       Mezz      4.64 / 4.88   37-82 / 37-106   Jan-11 / Jan-13      Baa1        A-        A
------------------------------------------------------------------------------------------------------------------------------------
   M-5        4,224,000     Floating       Mezz      4.63 / 4.77   37-82 / 37-96    Jan-11 / Mar-12      Baa2       BBB+      BBB+
------------------------------------------------------------------------------------------------------------------------------------
   M-6        6,213,000     Floating       Mezz      4.55 / 4.56   37-82 / 37-87    Jan-11 / Jun-11      Baa3       BBB       BBB
------------------------------------------------------------------------------------------------------------------------------------
    B         4,970,000     Floating       Mezz      3.88 / 3.88   37-68 /37-68    Nov-09 /  Nov-09      Ba1        BBB-      BB+
------------------------------------------------------------------------------------------------------------------------------------

*The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

**The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed and other modeling assumptions

***The Class A-1 Certificates will be offered pursuant to the prospectus, however, will be excluded from this term sheet.

--------------------------------------------------------------------------------
Structure:

(1) The Class A-1 and A-1A Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.

(2) The margins on the Class A Certificates will double, the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.

(3) The Offered Certificates will be subject to a Net WAC Rate as described herein.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------
Adjustable-rate            100% ARM PPC
Mortgage
                           Loans 100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

--------------------------------------------------------------------------------
Fixed-rate Mortgage        100% FRM PPC
Loans
                           100% FRM PPC assumes that prepayments start at 2.3%
                           CPR in month one, increase by 2.3% each month to 23%
                           CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                Summary of Important Dates
------------------------------------------------------------------------------------------------------------------------------
Deal Information                                                     Collateral Information
Expected Pricing                01/30/2004                           Statistical Cut-off Date          01/01/2004
Expected Settlement             03/30/2004                           Cut-off Date                      03/01/2004
First Distribution              04/26/2004
Expected Stepdown               04/25/2007


Bond Information
                                                                                      Expected                 REMIC
                                   Initial                             Delay       Last Scheduled             Maturity
    Class        Dated Date      Accrual Days     Accrual Method       Days      Distribution Date *          Date **
     A-1                                                   Not Offered Hereby
    A-1A         03/30/2004           0               Act/360            0           01/25/2011              11/25/2033
     A-2         03/30/2004           0               Act/360            0           01/25/2011              11/25/2033
     M-1         03/30/2004           0               Act/360            0           01/25/2011              11/25/2033
     M-2         03/30/2004           0               Act/360            0           01/25/2011              11/25/2033
     M-3         03/30/2004           0               Act/360            0           01/25/2011              11/25/2033
     M-4         03/30/2004           0               Act/360            0           01/25/2011              11/25/2033
     M-5         03/30/2004           0               Act/360            0           01/25/2011              11/25/2033
     M-6         03/30/2004           0               Act/360            0           01/25/2011              11/25/2033
      B          03/30/2004           0               Act/360            0           11/25/2009              11/25/2033
------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call and other modeling assumptions
** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Contacts
Banc of America Securities LLC
Mortgage Trading/Syndicate                   Tel:  (704) 388-1597
                                             Fax:  (704) 335-5904
Rob Karr                                     robert.h.karr@bankofamerica.com
Patrick Beranek                              patrick.beranek@bankofamerica.com
Chris Springer                               chris.springer@bankofamerica.com
Principal Finance Group                      Fax: (704) 388-9668 (Fax)

Mary Rapoport                                Tel: (704) 387-0998
                                             mary.e.rapoport@bankofamerica.com
Rajneesh Salhotra                            Tel: (704) 386-1540
                                             rajneesh.salhotra@bankofamerica.com
Scott Shultz                                 Tel:  (704) 387-6040
                                             scott.m.shultz@bankofamerica.com
Casey Neilson                                Tel:  (704) 388-4788
                                             casey.neilson@bankofamerica.com
Pinar Kip                                    Tel: (704) 387-1852
                                             pinar.kip@bankofamerica.com
Rating Agencies
Joseph Grohotolski - Moody's                 (212) 553-4619
Grant Bailey - Fitch                         (212) 908-0840
Bridget Steers - S&P                         (212) 438-2610
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:                Asset Backed Funding Corporation
                                    Asset Backed Certificates, Series 2004-OPT2, the "Trust"

Offered Certificates:               The Class A-1, Class A-1A and Class A-2
                                    Certificates (the "Class A Certificates") and the Class M-1, Class M-2, Class M-3,
                                    Class M-4, Class M-5, Class M-6 and Class B
                                    Certificates (the "Mezzanine Certificates", and together with the Class A Certificates, the "Offered Certificates").

Offering Type:                      All the Offered Certificates will be offered
                                    publicly pursuant to a Prospectus.

Depositor:                          Asset Backed Funding Corporation

Originator and Master Servicer:     Option One Mortgage Corporation

Trustee and Custodian:              Wells Fargo Bank, N.A.

Credit Risk Manager:                The Murrayhill Company

Lead Manager and Bookrunner:        Banc of America Securities LLC

Co-Managers:                        Countrywide Securities Corp. and Merrill
                                    Lynch & Co.

Closing Date:                       On or about March 30, 2004

Tax Status:                         The Offered Certificates will be designated
                                    as regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes

ERISA Eligibility:                  All of the Offered Certificates are expected
                                    to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA Eligibility:                  The Offered Certificates are not expected to
                                    constitute "mortgage related securities" for purposes of SMMEA.

Distribution Dates:                 The 25th of each month, or if such day is
                                    not a business day, the next succeeding
                                    business day, beginning in April 2004.

Accrued Interest:                   The price to be paid by investors for the
                                    Offered Certificates will not include
                                    accrued interest (settle flat).

Day Count:                          With respect to the Offered Certificates
                                    Actual/360.

Payment Delay:                      With respect to the Offered Certificates 0
                                    days.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Stepped Servicing Fees:             0.30% per annum on the aggregate principal
                                    balance of the Mortgage Loans for months 1 through 10 from the month of the Closing
                                    Date, 0.40% per annum on the aggregate
                                    principal balance of the Mortgage Loans for months 11 through 30 from the month of Closing Date and 0.65% per annum on the aggregate principal balance of the Mortgage
                                    Loans for months 31 and thereafter from the month of the Closing Date.

Trustee Fee:                        Approximately 0.008% per annum on the
                                    aggregate principal balance of the Mortgage
                                    Loans.

Credit Risk Manager Fee:            Approximately 0.0175% per annum on the
                                    aggregate principal balance of the Mortgage
                                    Loans.

Statistical Cut-Off Date:           January 1, 2004.

Cut-Off Date:                       For each Mortgage Loan in the mortgage pool
                                    on the Closing Date, the close of business on March 1, 2004.

Mortgage Loans:                     As of the Statistical Cut-off Date, the
                                    aggregate principal balance of the Mortgage
                                    Loans is approximately $[505,486,268], of which: (i) approximately $[434,178,943] consists of a pool of conforming balance fixed-rate and adjustable-rate Mortgage
                                    Loans (the "Group I Mortgage Loans") and
                                    (ii) approximately $[71,307,324] consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage loans (the "Group II Mortgage
                                    Loans" and, together with the Group I
                                    Mortgage Loans, the "Mortgage Loans"). See the accompanying ABFC 2004-OPT2 Collateral
                                    Annex for additional information on the
                                    Mortgage Loans.

Optional Termination Date:          The first Distribution Date on which the
                                    aggregate principal balance of the Mortgage
                                    Loans declines to 10% or less of the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the Cut-Off Date ("Cut-Off Date
                                    Principal Balance").

Monthly Master Servicer             The Master Servicer will be obligated to
Advances:                           advance its own funds in an amount equal to
                                    the aggregate of all payments of principal and interest (net of Servicing Fees) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT

Credit Enhancement:                 Credit enhancement for the structure is
                                    provided by Excess Cashflow,
                                    overcollateralization and subordination.

                                    Certificate Credit Enhancement

                                    (1)  The Class A Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [15.35%] in
                                         subordinate certificates and the
                                         Overcollateralization Amount.

                                    (2)  The Class M-1 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [9.85%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount

                                    (3)  The Class M-2 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [5.45%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (4)  The Class M-3 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [4.35%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (5)  The Class M-4 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [3.10%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (6)  The Class M-5 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [2.25%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (7)  The Class M-6 Certificates are
                                         enhanced by Excess Cashflow,
                                         approximately [1.00%] in subordinate
                                         certificates and the
                                         Overcollateralization Amount.

                                    (8)  The Class B Certificates are
                                         enhanced by Excess Cashflow and the
                                         Overcollateralization Amount.

PMI Policy:                         The depositor will acquire a mortgage pool
                                    insurance policy, (the "PMI Policy"), on behalf of the Trust on the Closing Date. The
                                    PMI Policy will cover losses down to at
                                    least 60% of the value of the mortgaged
                                    property, subject to certain limitations and exclusions on approximately [77.90]% of those Mortgage Loans in the Trust with combined loan-to-value ratios in excess of 80%. With respect to the Group I Mortgage
                                    Loans and the Group II Mortgage Loans, the
                                    PMI Policy will cover losses down to at
                                    least 60% of the value of the mortgaged
                                    property, subject to certain limitations and exclusions on approximately [78.28]% and
                                    [75.87]% of such Groups Mortgage Loans with combined loan-to-value ratios in excess of 80%, respectively.

Expected Credit Support
Percentage:

                                    Class      Initial Credit Support      After Stepdown Support
                                    -----      ----------------------      ----------------------
                                      A              [16.00%]                     [32.00%]
                                     M-1             [10.50%]                     [21.00%]
                                     M-2             [6.10%]                      [12.20%]
                                     M-3             [5.00%]                      [10.00%]
                                     M-4             [3.75%]                       [7.50%]
                                     M-5             [2.90%]                       [5.80%]
                                     M-6             [1.65%]                       [3.30%]
                                      B              [0.65%]                       [1.30%]


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT

Expected Overcollateralization      Prior to the Stepdown Date, the
Target Amount:                      Overcollateralization Target Amount will be
                                    approximately [0.65]% of the aggregate
                                    Principal Balance of the Mortgage Loans as of the Cut-off Date. The
                                    Overcollateralization Target Amount on or after the Stepdown Date will be the greater of approximately (a) [1.30]% of the aggregate Principal Balance of the Mortgage
                                    Loans for the related Distribution Date and
                                    (b) 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off
                                    Date; provided however, if a Trigger Event has occurred on the related Distribution
                                    Date, the Overcollateralization Target
                                    Amount will be equal to the
                                    Overcollateralization Target Amount for the previous Distribution Date.

Overcollateralization Release       The Overcollateralization Release Amount
Amount:                             means, with respect to any Distribution Date
                                    on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization
                                    Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the
                                    Overcollateralization Target Amount for such
                                    Distribution Date.

Overcollateralization Deficiency    As of any Distribution Date, the
Amount:                             Overcollateralization Deficiency Amount is
                                    the excess, if any, of (a) the
                                    Overcollateralization Target Amount for such
                                    Distribution Date over (b) the
                                    Overcollateralization Amount for such
                                    Distribution Date, calculated for this
                                    purpose after taking into account the
                                    reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution
                                    Amount (but not the Extra Principal
                                    Distribution Amount) on such Distribution
                                    Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization Amount:       The Overcollateralization Amount is equal to
                                    the excess of the aggregate principal
                                    balance of the Mortgage Loans over the
                                    aggregate principal balance of the Offered
                                    Certificates. On the Closing Date, the
                                    Overcollateralization Amount is expected to equal the Overcollateralization Target
                                    Amount. To the extent the
                                    Overcollateralization Amount is reduced
                                    below the Overcollateralization Target
                                    Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Available Funds:                    Available Funds will be equal to the sum of
                                    the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to the Master Servicer or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Trustee one business day prior to the related determination date, after deduction of the Trustee Fee for such Distribution Date, the Servicing Fee for such Distribution Date, the Credit Risk
                                    Manager Fee for such Distribution Date, the
                                    PMI Policy premium for such distribution date and any accrued and unpaid Servicing
                                    Fees, Trustee Fees, and Credit Risk Manager
                                    Fees in respect of any prior Distribution
                                    Dates (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, Insurance Proceeds, Net
                                    Liquidation Proceeds, condemnation proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the
                                    Termination Price and (iv) payments from the Master Servicer in connection with Advances and Prepayment Interest Shortfalls for such Distribution Date.

Excess Cashflow:                    For the Offered Certificates on each
                                    Distribution Date is equal to the sum of (x) any Overcollateralization Release Amount and
                                    (y) the excess of the Available Funds over the sum of (i) the interest paid on the Offered Certificates and (ii) the Principal
                                    Distribution Amount remaining after
                                    Principal Distributions on the certificates.

Stepdown Date:                      The earlier to occur of (i) the Distribution
                                    Date on which the aggregate certificate
                                    principal balance of the Class A
                                    Certificates has been reduced to zero and
                                    (ii) the later to occur of (a) the
                                    Distribution Date in April 2007 and (b) the first Distribution Date on which the Credit
                                    Enhancement Percentage is greater than or equal to [32.00]%. The Credit Enhancement
                                    Percentage is obtained by dividing (x) the aggregate Certificate principal balance of the Mezzanine Certificates and the
                                    Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:

The Formula Rate for the Offered Certificates, other than the Class B Certificates, is the lesser of:

      (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

      (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

Adjusted Net Mortgage Rate:         The Adjusted Net Mortgage Rate for each
                                    Mortgage Loan is equal to the mortgage
                                    interest rate less the sum of (i) the
                                    Servicing Fee Rate, (ii) the Trustee Fee
                                    Rate, (iii) the Credit Risk Manager Fee and
                                    (iv) the PMI Policy fee, if any.

Adjusted Net Maximum                The Adjusted Net Maximum Mortgage Rate for
Mortgage Rate:                      each Mortgage Loan is equal to the maximum
                                    mortgage interest rate (or the mortgage
                                    interest rate in the case of any Fixed Rate
                                    Mortgage Loan) less the sum of (i) the
                                    Servicing Fee Rate, (ii) the Trustee Fee
                                    Rate, (iii) the Credit Risk Manager Fee and
                                    (iv) the PMI Policy fee, if any.

Maximum Cap Rate:

The Maximum Cap Rate for the Class A-1 and A-1A Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans.

The Maximum Cap Rate for the Class A-2 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

The Maximum Cap Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Maximum Cap Rate for the Class A-1 and Class A-1A Certificates and the Maximum Cap Rate for the Class A-2 Certificates weighted on the basis of the related group subordinate amount.

Net WAC Rate:

The Net WAC Rate for the Class A-1 and Class A-1A Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

The Net WAC Rate for the Class A-2 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

The Net WAC Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rate for the Class A-1 and Class A-1A Certificates and the Net WAC Rate for the Class A-2 Certificates weighted on the basis of the related group subordinate amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

Net WAC Rate Carryover Amount:

If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:                      A Trigger Event exists with respect to any
                                    Distribution Date on or after the Stepdown
                                    Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [50.00]% of the senior enhancement percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the values defined below for such Distribution Date:

                                         Distribution Dates                  Cumulative Realized Loss Percentage
                                         ------------------                  -----------------------------------
                                       April 2007 - March 2008                             [2.00]%
                                       April 2008 - March 2009                             [3.00]%
                                       April 2009 - March 2010                             [4.00]%
                                        April 2010 and after                               [4.25]%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Offered Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [8.96]%. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvii) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in [February 2007].

------------------------------------------------------------------------------------------------------------------------------
                                               Yield Maintenance Agreement Schedule
------------------------------------------------------------------------------------------------------------------------------
       Period              Notional               Strike                 Period               Notional            Strike
------------------------------------------------------------------------------------------------------------------------------
          1             497,000,000.00             7.55                    19              335,476,141.69          6.41
          2             491,352,390.26             6.51                    20              325,131,860.48          7.80
          3             484,967,091.89             6.29                    21              315,186,458.57          8.06
          4             477,858,696.19             6.51                    22              305,556,886.63          7.78
          5             470,045,504.67             6.29                    23              296,232,785.57          7.78
          6             461,549,626.04             6.29                    24              287,204,144.58          8.63
          7             452,827,995.68             6.51                    25              278,461,289.24          7.76
          8             443,893,640.65             6.29                    26              269,994,887.37          8.56
          9             434,757,628.23             6.51                    27              261,809,221.25          8.26
         10             425,432,170.10             6.29                    28              253,881,343.76          8.53
         11             415,930,566.81             6.19                    29              246,202,858.09          8.24
         12             406,267,145.05             6.89                    30              238,765,648.22          8.22
         13             396,457,188.06             6.19                    31              231,561,869.39          8.25
         14             386,516,859.40             6.41                    32              224,583,975.03          8.58
         15             376,463,120.59             6.19                    33              217,837,276.34          8.86
         16             366,313,642.90             6.41                    34              211,301,174.79          8.55
         17             356,086,713.95             6.19                    35              204,968,862.43          8.54
         18             345,801,139.58             6.19
------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-2 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-2 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-2 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class B Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(viii)   any remainder as described under "Excess Cashflow Distribution."


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) below.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) concurrently, to the holders of the Class A-1, Class A-1A Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) above.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero; and

(vii) to the Class B Certificates until the certificate principal balance is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, the Class A-1/A-1A Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, any remaining Class A-1/A-1A Principal Distribution Amounts, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to V(i) below.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, the Class A-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

(ii) concurrently, to the holders of the Class A-1 and Class A-1A Certificates, pro rata, any remaining Class A-2 Principal Distribution Amounts, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to IV(i) above.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining undistributed after IV through V above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(vii) to the Class B Certificates, the Class B Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------
On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)     to the Class A-1A Certificates, any Allocated Realized Loss Amounts;

(iii)    to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iv)     to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(v)      to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(vi)     to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vii)    to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(viii)   to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(ix)     to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(x)      to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(xi)     to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xii)    to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xiii)   to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiv)    to the Class M-6 Certificates, any Allocated Realized Loss Amount

(xv)     to the Class B Certificates, any Unpaid Interest Shortfall Amount;

(xvi)    to the Class B Certificates, any Allocated Realized Loss Amount;

(xvii) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such Certificates in the same order and priority in which Accrued Certificate Interest is allocated; and

(xviii) any remaining amounts as specified in the pooling and servicing agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Accrued Certificate Interest:       Accrued Certificate Interest for each Class
                                    of Offered Certificates for each
                                    Distribution Date means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution
                                    Date.

Unpaid Interest Shortfall           The Unpaid Interest Shortfall Amount means
Amount:                             (i) for each class of Offered Certificates
                                    and the first Distribution Date, zero, and
                                    (ii) with respect to each class of Offered
                                    Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued
                                    Certificate Interest for such class for the immediately preceding Distribution Date and
                                    (2) the outstanding Unpaid Interest
                                    Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Allocated Realized Loss             An Allocated Realized Loss Amount with
Amount:                             respect to any class of the Mezzanine
                                    Certificates or the Class A-1A Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized
                                    Loss Amount for that class remaining unpaid from the previous Distribution Date.

Realized Losses:                    A Realized Loss is (i) as to any Mortgage
                                    Loan that is liquidated, the unpaid
                                    principal balance thereof less the net
                                    proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                    All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class B Certificates, fourth to the Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, ninth to the Class M-1 Certificates and tenth, any losses related to the Group I Mortgage Loans, to the Class A-1A Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1 and Class A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1 and Class A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

Class A-1/A-1A Allocation           The Class A-1/A-1A Allocation Percentage for
Percentage:                         any Distribution Date is the percentage
                                    equivalent of a fraction, the numerator of which is (i) the Group I Principal
                                    Remittance Amount for such Distribution
                                    Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Group I Basic Principal             The Group I Basic Principal Distribution
Distribution Amount:                Amount means with respect to any
                                    Distribution Date the excess of (i) the
                                    Group I Principal Remittance Amount for such
                                    Distribution Date over (ii) the product of
                                    (a) the Overcollateralization Release
                                    Amount, if any, for such Distribution Date and (b) the Class A-1/A-1A Allocation
                                    Percentage.

Group I Interest Remittance         The Group I Interest Remittance Amount with
Amount:                             respect to any Distribution Date is that
                                    portion of the Available Funds for such
                                    Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

Group I Principal                   The Group I Principal Distribution Amount
Distribution Amount:                with respect to any Distribution Date is the
                                    sum of (i) the Group I Basic Principal
                                    Distribution Amount for such Distribution
                                    Date and (ii) the product of (a) the Extra
                                    Principal Distribution Amount for such
                                    Distribution Date and (b) the Class A-1/A-1A
                                    Allocation Percentage.

Group I Principal Remittance        The Group I Principal Remittance Amount
Amount:                             means with respect to any Distribution Date,
                                    the sum of (i) all scheduled payments of principal collected or advanced on the Group
                                    I Mortgage Loans by the Master Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans applied by the Master Servicer during such Prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and
                                    Insurance Proceeds received during such
                                    Prepayment period with respect to the Group
                                    I Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group I Mortgage Loans, deposited to the Collection Account during such Prepayment Period, (v) the principal portion of any related Substitution
                                    Adjustments deposited in the Collection
                                    Account during such Prepayment Period with respect to the Group I Mortgage Loans, and
                                    (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group I Mortgage Loans.

Class A-2 Allocation Percentage:    The Class A-2 Allocation Percentage for any
                                    Distribution Date is the percentage
                                    equivalent of a fraction, the numerator of which is (i) the Group II Principal
                                    Remittance Amount for such Distribution
                                    Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution Date.

Group II Basic Principal            The Group II Basic Principal Distribution
Distribution Amount:                Amount means with respect to any
                                    Distribution Date the excess of (i) the
                                    Group II Principal Remittance Amount for such Distribution Date over (ii) the product of (a) the Overcollateralization Release
                                    Amount, if any, for such Distribution Date and (b) the Class A-2 Allocation Percentage.

Group II Interest Remittance        The Group II Interest Remittance Amount with
Amount:                             respect to any Distribution Date is that
                                    portion of the Available Funds for such
                                    Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

Group II Principal Distribution     The Group II Principal Distribution Amount
Amount:                             with respect to any Distribution Date is the
                                    sum of (i) the Group II Basic Principal
                                    Distribution Amount for such Distribution
                                    Date and (ii) the product of (a) the Extra
                                    Principal Distribution Amount for such
                                    Distribution Date and (b) the Class A-2
                                    Allocation Percentage.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Group II Principal Remittance       The Group II Principal Remittance Amount
Amount:                             means with respect to any Distribution Date,
                                    the sum of (i) all scheduled payments of principal collected or advanced on the Group
                                    II Mortgage Loans by the Master Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Master Servicer during such Prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and
                                    Insurance Proceeds received during such
                                    Prepayment Period with respect to the Group
                                    II Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group II Mortgage Loans, deposited to the Collection Account during such Prepayment period, (v) the principal portion of any related Substitution
                                    Adjustments deposited in the Collection
                                    Account during such Prepayment Period with respect to the Group II Mortgage Loans, and
                                    (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group II Mortgage Loans.

Principal Remittance Amount:        The Principal Remittance Amount is the sum
                                    of the Group I Principal Remittance Amount and the Group II Principal Remittance
                                    Amount.

Principal Distribution Amount:      The Principal Distribution Amount is the sum
                                    of the Group I Principal Distribution Amount and the Group II Principal Distribution
                                    Amount.

Extra Principal Distribution        The Extra Principal Distribution Amount with
Amount:                             respect to any Distribution Date is the
                                    lesser of (x) the Excess Cashflow for such Distribution Date and (y) the
                                    Overcollateralization Deficiency Amount for such Distribution Date.

Class A-1/A-1A Principal            The Class A-1/A-1A Principal Distribution
Distribution Amount:                Amount is an amount equal to the to the
                                    excess of (x) the certificate principal
                                    balance of the Class A-1 and Class A-1A
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately [68.00]% and (ii) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Group I Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and
                                    (y) the principal balance of the Group I
                                    Mortgage Loans as of the Cut-off Date.

Class A-2 Principal Distribution    The Class A-2 Principal Distribution Amount
Amount:                             is an amount equal to the excess of (x) the
                                    certificate principal balance of the Class
                                    A-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [68.00]% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Group II Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and
                                    (y) the principal balance of the Group II
                                    Mortgage Loans as of the Cut-off Date


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Class A Principal Distribution      The Class A Principal Distribution Amount is
Amount:                             an amount equal to the sum of (i) the Class
                                    A-1/A-1A Principal Distribution Amount and
                                    (ii) the Class A-2 Prinipal Distribution
                                    Amount.

Class M-1 Principal Distribution    The Class M-1 Principal Distribution Amount
Amount:                             is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount) and the Class M-1 Certificates
                                    immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                    (i) approximately [79.00%] and (ii) the
                                    aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                    Prepayment period, minus the product of (x)
                                    0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off
                                    Date.

Class M-2 Principal Distribution    The Class M-2 Principal Distribution Amount
Amount:                             is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount) and the Class M-2
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately [87.80%] and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                    Prepayment period and (B) the aggregate
                                    principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution    The Class M-3 Principal Distribution Amount
Amount:                             is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [90.00]% and (ii) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Class M-4 Principal Distribution    The Class M-4 Principal Distribution Amount
Amount:                             is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount) and the Class M-4
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately [92.50]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                    Prepayment period and (B) the aggregate
                                    principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and
                                    (y) the principal balance of the of the
                                    Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution    The Class M-5 Principal Distribution Amount
Amount:                             is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount) and the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [94.20]% and (ii) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution    The Class M-6 Principal Distribution Amount
Amount:                             is an amount equal to the excess of (x) the
                                    sum of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                    Distribution Amount) and the Class M-6
                                    Certificates immediately prior to such
                                    Distribution Date over (y) the lesser of (A) the product of (i) approximately [96.70]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related
                                    Prepayment period and (B) the aggregate
                                    principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and
                                    (y) the principal balance of the of the
                                    Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset-Backed Funding Corporation
     Asset-Backed Certificates, Series 2004-OPT2
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Class B Principal Distribution      The Class B Principal Distribution Amount is
Amount:                             an amount equal to the excess of (x) the sum
                                    of the Certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution
                                    Amount), the Class M-1 Certificates (after taking into account the Class M-1 Principal
                                    Distribution Amount), the Class M-2
                                    Certificates (after taking into account the Class M-2 Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal
                                    Distribution Amount), the Class M-4
                                    Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates (after taking into account the Class M-5 Principal
                                    Distribution Amount), the Class M-6
                                    Certificates (after taking into account the Class M-6 Principal Distribution Amount), and the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [98.70]% and (ii) the aggregate principal balance of the Mortgage
                                    Loans as of the last day of the related
                                    collection period after giving effect to prepayments in the related Prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   To Maturity
--------------------------------------------------------------------------------
Class A-1A (To Maturity)

---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.32         5.22          3.66          2.76          2.15          1.69           1.28
First Principal Date            4/25/2004    4/25/2004     4/25/2004      4/25/2004     4/25/2004     4/25/2004     4/25/2004
Last Principal Date             10/25/2033   5/25/2030     9/25/2024      1/25/2020    10/25/2016     6/25/2014     2/25/2007
Payment Windows (mos.)             355          314           246            190           151           123            35
Class A-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.18         5.15          3.60          2.72          2.12          1.67           1.28
First Principal Date            4/25/2004    4/25/2004     4/25/2004      4/25/2004     4/25/2004     4/25/2004     4/25/2004
Last Principal Date             10/25/2033   1/25/2030     4/25/2024      9/25/2019     7/25/2016     3/25/2014     2/25/2007
Payment Windows (mos.)             355          310           241            186           148           120            35
Class M-1 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.89         9.65          6.68          5.18          4.55          4.54           5.47
First Principal Date            7/25/2025    8/25/2008     4/25/2007      6/25/2007     9/25/2007     1/25/2008     2/25/2007
Last Principal Date             8/25/2033    7/25/2026     7/25/2020      7/25/2016    12/25/2013     2/25/2012     9/25/2012
Payment Windows (mos.)              98          216           160            110           76            50             68
Class M-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.88        9.54           6.59          5.07          4.32          4.02           3.93
First Principal Date            7/25/2025    8/25/2008     4/25/2007      5/25/2007     6/25/2007     8/25/2007     8/25/2007
Last Principal Date             7/25/2033    9/25/2024     11/25/2018     4/25/2015    11/25/2012     3/25/2011     1/25/2010
Payment Windows (mos.)             97           194           140            96            66            44             30
Class M-3 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.86        9.41           6.48          4.97          4.19          3.81           3.59
First Principal Date            7/25/2025    8/25/2008     4/25/2007      5/25/2007     6/25/2007     7/25/2007     7/25/2007
Last Principal Date             4/25/2033    2/25/2022     10/25/2016     8/25/2013     8/25/2011     3/25/2010     2/25/2009
Payment Windows (mos.)             94           163           115            76            51            33             20

Class M-4 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.85        9.28           6.38          4.88          4.11          3.71           3.47
First Principal Date            7/25/2025    8/25/2008     4/25/2007      4/25/2007     5/25/2007     6/25/2007     6/25/2007
Last Principal Date             3/25/2033    2/25/2021     1/25/2016      1/25/2013     2/25/2011    10/25/2009     11/25/2008
Payment Windows (mos.)             93           151           106            70            46            29             18
Class M-5 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.82        9.09           6.24          4.77          4.02          3.61           3.34
First Principal Date            7/25/2025    8/25/2008     4/25/2007      4/25/2007     5/25/2007     5/25/2007     5/25/2007
Last Principal Date            12/25/2032    8/25/2019     12/25/2014     3/25/2012     6/25/2010     4/25/2009     6/25/2008
Payment Windows (mos.)             90           133            93            60            38            24             14


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   To Maturity
--------------------------------------------------------------------------------

Class M-6 (To Maturity)

---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.72        8.70           5.96          4.56          3.82          3.44           3.18
First Principal Date            7/25/2025    8/25/2008     4/25/2007      4/25/2007     4/25/2007     4/25/2007     4/25/2007
Last Principal Date             9/25/2032    4/25/2018     12/25/2013     6/25/2011    11/25/2009    10/25/2008     1/25/2008
Payment Windows (mos.)             87           117            81            51            32            19             10
Class B (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.02        7.38           5.04          3.88          3.34          3.12           3.00
First Principal Date            7/25/2025    8/25/2008     4/25/2007      4/25/2007     4/25/2007     4/25/2007     3/25/2007
Last Principal Date            10/25/2031    4/25/2015     10/25/2011    11/25/2009     8/25/2008    10/25/2007     4/25/2007
Payment Windows (mos.)             76           81             55            32            17             7             2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     To Call
--------------------------------------------------------------------------------

Class A-1A (To Maturity)

---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.27         4.86          3.37          2.54          1.98          1.55           1.28
First Principal Date            4/25/2004    4/25/2004     4/25/2004      4/25/2004     4/25/2004     4/25/2004     4/25/2004
Last Principal Date             7/25/2032    7/25/2017     5/25/2013      1/25/2011     7/25/2009     7/25/2008     2/25/2007
Payment Windows (mos.)             340          160           110            82            64            52             35
Class A-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.12         4.81          3.34          2.52          1.96          1.54           1.28
First Principal Date            4/25/2004    4/25/2004     4/25/2004      4/25/2004     4/25/2004     4/25/2004     4/25/2004
Last Principal Date             7/25/2032    7/25/2017     5/25/2013      1/25/2011     7/25/2009     7/25/2008     2/25/2007
Payment Windows (mos.)             340          160           110            82            64            52             35
Class M-1 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.76         8.84          6.06          4.71          4.17          4.18           3.56
First Principal Date            7/25/2025    8/25/2008     4/25/2007      6/25/2007     9/25/2007     1/25/2008     2/25/2007
Last Principal Date             7/25/2032    7/25/2017     5/25/2013      1/25/2011     7/25/2009     7/25/2008     10/25/2007
Payment Windows (mos.)              85          108            74            44            23             7             9
Class M-2 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.76        8.84           6.06          4.66          4.00          3.76           3.56
First Principal Date            7/25/2025    8/25/2008     4/25/2007      5/25/2007     6/25/2007     8/25/2007     8/25/2007
Last Principal Date             7/25/2032    7/25/2017     5/25/2013      1/25/2011     7/25/2009     7/25/2008     10/25/2007
Payment Windows (mos.)             85           108            74            45            26            12             3
Class M-3 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.76        8.84           6.06          4.65          3.94          3.60           3.42
First Principal Date            7/25/2025    8/25/2008     4/25/2007      5/25/2007     6/25/2007     7/25/2007     7/25/2007
Last Principal Date             7/25/2032    7/25/2017     5/25/2013      1/25/2011     7/25/2009     7/25/2008     10/25/2007
Payment Windows (mos.)             85           108            74            45            26            13             4
Class M-4 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.76        8.84           6.06          4.64          3.91          3.56           3.34
First Principal Date            7/25/2025    8/25/2008     4/25/2007      4/25/2007     5/25/2007     6/25/2007     6/25/2007
Last Principal Date             7/25/2032    7/25/2017     5/25/2013      1/25/2011     7/25/2009     7/25/2008     10/25/2007
Payment Windows (mos.)             85           108            74            46            27            14             5
Class M-5 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.76        8.84           6.06          4.63          3.90          3.52           3.26
First Principal Date            7/25/2025    8/25/2008     4/25/2007      4/25/2007     5/25/2007     5/25/2007     5/25/2007
Last Principal Date             7/25/2032    7/25/2017     5/25/2013      1/25/2011     7/25/2009     7/25/2008     10/25/2007
Payment Windows (mos.)             85           108            74            46            27            15             6


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     To Call
--------------------------------------------------------------------------------

Class M-6 (To Maturity)

---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.71        8.68           5.94          4.55          3.81          3.43           3.17
First Principal Date            7/25/2025    8/25/2008     4/25/2007      4/25/2007     4/25/2007     4/25/2007     4/25/2007
Last Principal Date             7/25/2032    7/25/2017     5/25/2013      1/25/2011     7/25/2009     7/25/2008     10/25/2007
Payment Windows (mos.)             85           108            74            46            28            16             7
Class B (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%        50%|50%       75%|75%      100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               25.02        7.38           5.04          3.88          3.34          3.12           3.00
First Principal Date            7/25/2025    8/25/2008     4/25/2007      4/25/2007     4/25/2007     4/25/2007     3/25/2007
Last Principal Date            10/25/2031    4/25/2015     10/25/2011    11/25/2009     8/25/2008    10/25/2007     4/25/2007
Payment Windows (mos.)             76           81             55            32            17             7             2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        NET WAC CAP SCHEDULE
                                                     Class A-1/A-1A Certificates
------------------------------------------------------------------------------------------------------------------------------------
                         Net WAC       Net WAC     Effective Net                             Net WAC      Net WAC     Effective Net
Period      Pay Date     Rate(1)       Rate(2)    WAC Rate(2) (3)   Period      Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
  1        4/25/2004       7.84         7.84           9.25           42       9/25/2007       6.23         9.23          9.23
  2        5/25/2004       6.80         6.80           9.25           43       10/25/2007      6.44         9.52          9.52
  3        6/25/2004       6.58         6.58           9.25           44       11/25/2007      6.23         9.23          9.23
  4        7/25/2004       6.80         6.80           9.25           45       12/25/2007      6.44         9.52          9.52
  5        8/25/2004       6.58         6.58           9.25           46       1/25/2008       6.23         9.19          9.19
  6        9/25/2004       6.58         6.58           9.25           47       2/25/2008       6.23         9.17          9.17
  7        10/25/2004      6.80         6.80           9.25           48       3/25/2008       6.66         9.78          9.78
  8        11/25/2004      6.58         6.58           9.25           49       4/25/2008       6.23         9.13          9.13
  9        12/25/2004      6.80         6.80           9.25           50       5/25/2008       6.43         9.45          9.45
  10       1/25/2005       6.58         6.58           9.25           51       6/25/2008       6.23         9.13          9.13
  11       2/25/2005       6.48         6.48           9.25           52       7/25/2008       6.43         9.41          9.41
  12       3/25/2005       7.18         7.18           9.25           53       8/25/2008       6.23         9.09          9.09
  13       4/25/2005       6.48         6.48           9.25           54       9/25/2008       6.23         9.07          9.07
  14       5/25/2005       6.70         6.70           9.25           55       10/25/2008      6.43         9.35          9.35
  15       6/25/2005       6.48         6.48           9.25           56       11/25/2008      6.22         9.03          9.03
  16       7/25/2005       6.70         6.70           9.25           57       12/25/2008      6.43         9.31          9.31
  17       8/25/2005       6.48         6.48           9.25           58       1/25/2009       6.22         8.99          8.99
  18       9/25/2005       6.48         6.48           9.25           59       2/25/2009       6.22         8.97          8.97
  19       10/25/2005      6.70         6.70           9.25           60       3/25/2009       6.89         9.91          9.91
  20       11/25/2005      6.48         8.09           9.25           61       4/25/2009       6.22         8.93          8.93
  21       12/25/2005      6.70         8.35           9.25           62       5/25/2009       6.43         9.21          9.21
  22       1/25/2006       6.48         8.07           9.25           63       6/25/2009       6.22         8.90          8.90
  23       2/25/2006       6.48         8.07           9.25           64       7/25/2009       6.43         9.17          9.17
  24       3/25/2006       7.17         8.92           9.25           65       8/25/2009       6.22         8.86          8.86
  25       4/25/2006       6.48         8.05           9.25           66       9/25/2009       6.22         8.84          8.84
  26       5/25/2006       6.69         8.85           9.25           67       10/25/2009      6.43         9.11          9.11
  27       6/25/2006       6.48         8.55           9.25           68       11/25/2009      6.22         8.80          8.80
  28       7/25/2006       6.69         8.82           9.25           69       12/25/2009      6.43         9.07          9.07
  29       8/25/2006       6.48         8.53           9.25           70       1/25/2010       6.22         8.76          8.76
  30       9/25/2006       6.48         8.51           9.25           71       2/25/2010       6.22         8.74          8.74
  31       10/25/2006      6.44         8.54           9.25           72       3/25/2010       6.88         9.66          9.66
  32       11/25/2006      6.23         8.87           9.25           73       4/25/2010       6.22         8.70          8.70
  33       12/25/2006      6.44         9.15           9.25           74       5/25/2010       6.42         8.97          8.97
  34       1/25/2007       6.23         8.84           9.25           75       6/25/2010       6.22         8.67          8.67
  35       2/25/2007       6.23         8.83           9.25           76       7/25/2010       6.42         8.94          8.94
  36       3/25/2007       6.90         9.75           9.75           77       8/25/2010       6.22         8.63          8.63
  37       4/25/2007       6.23         8.79           8.79           78       9/25/2010       6.22         8.61          8.61
  38       5/25/2007       6.44         9.61           9.61           79       10/25/2010      6.42         8.88          8.88
  39       6/25/2007       6.23         9.29           9.29           80       11/25/2010      6.22         8.57          8.57
  40       7/25/2007       6.44         9.57           9.57           81       12/25/2010      6.42         8.84          8.84
  41       8/25/2007       6.23         9.25           9.25           82       1/25/2011       6.21         8.54          8.54
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.100%, 6-month LIBOR at 1.170%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        NET WAC CAP SCHEDULE
                                                       Class A-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                         Net WAC       Net WAC     Effective Net                             Net WAC      Net WAC     Effective Net
Period      Pay Date     Rate(1)       Rate(2)    WAC Rate(2) (3)   Period      Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
  1        4/25/2004       7.57         7.57           8.98           42       9/25/2007       6.00         9.29          9.29
  2        5/25/2004       6.56         6.56           9.01           43       10/25/2007      6.20         9.58          9.58
  3        6/25/2004       6.35         6.35           9.02           44       11/25/2007      6.00         9.29          9.29
  4        7/25/2004       6.56         6.56           9.01           45       12/25/2007      6.20         9.58          9.58
  5        8/25/2004       6.35         6.35           9.02           46       1/25/2008       6.00         9.25          9.25
  6        9/25/2004       6.35         6.35           9.02           47       2/25/2008       6.00         9.23          9.23
  7        10/25/2004      6.56         6.56           9.01           48       3/25/2008       6.41         9.85          9.85
  8        11/25/2004      6.35         6.35           9.02           49       4/25/2008       6.00         9.19          9.19
  9        12/25/2004      6.56         6.56           9.01           50       5/25/2008       6.20         9.50          9.50
  10       1/25/2005       6.35         6.35           9.02           51       6/25/2008       6.00         9.18          9.18
  11       2/25/2005       6.25         6.25           9.02           52       7/25/2008       6.19         9.46          9.46
  12       3/25/2005       6.92         6.92           8.99           53       8/25/2008       5.99         9.14          9.14
  13       4/25/2005       6.25         6.25           9.02           54       9/25/2008       5.99         9.12          9.12
  14       5/25/2005       6.46         6.46           9.01           55       10/25/2008      6.19         9.40          9.40
  15       6/25/2005       6.25         6.25           9.02           56       11/25/2008      5.99         9.08          9.08
  16       7/25/2005       6.46         6.46           9.01           57       12/25/2008      6.19         9.36          9.36
  17       8/25/2005       6.25         6.25           9.02           58       1/25/2009       5.99         9.04          9.04
  18       9/25/2005       6.25         6.25           9.02           59       2/25/2009       5.99         9.02          9.02
  19       10/25/2005      6.46         6.46           9.01           60       3/25/2009       6.63         9.97          9.97
  20       11/25/2005      6.25         8.02           9.18           61       4/25/2009       5.99         8.98          8.98
  21       12/25/2005      6.46         8.28           9.18           62       5/25/2009       6.19         9.26          9.26
  22       1/25/2006       6.25         8.01           9.19           63       6/25/2009       5.99         8.95          8.95
  23       2/25/2006       6.25         8.00           9.18           64       7/25/2009       6.19         9.22          9.22
  24       3/25/2006       6.92         8.84           9.17           65       8/25/2009       5.99         8.91          8.91
  25       4/25/2006       6.25         7.98           9.18           66       9/25/2009       5.99         8.89          8.89
  26       5/25/2006       6.46         8.84           9.24           67       10/25/2009      6.19         9.16          9.16
  27       6/25/2006       6.25         8.54           9.24           68       11/25/2009      5.99         8.85          8.85
  28       7/25/2006       6.46         8.82           9.25           69       12/25/2009      6.19         9.12          9.12
  29       8/25/2006       6.25         8.52           9.24           70       1/25/2010       5.99         8.81          8.81
  30       9/25/2006       6.25         8.51           9.25           71       2/25/2010       5.99         8.79          8.79
  31       10/25/2006      6.20         8.53           9.24           72       3/25/2010       6.63         9.71          9.71
  32       11/25/2006      6.00         8.88           9.26           73       4/25/2010       5.98         8.75          8.75
  33       12/25/2006      6.20         9.16           9.26           74       5/25/2010       6.18         9.02          9.02
  34       1/25/2007       6.00         8.85           9.26           75       6/25/2010       5.98         8.71          8.71
  35       2/25/2007       6.00         8.84           9.26           76       7/25/2010       6.18         8.98          8.98
  36       3/25/2007       6.65         9.77           9.77           77       8/25/2010       5.98         8.67          8.67
  37       4/25/2007       6.00         8.81           8.81           78       9/25/2010       5.98         8.65          8.65
  38       5/25/2007       6.20         9.68           9.68           79       10/25/2010      6.18         8.92          8.92
  39       6/25/2007       6.00         9.35           9.35           80       11/25/2010      5.98         8.62          8.62
  40       7/25/2007       6.20         9.64           9.64           81       12/25/2010      6.18         8.88          8.88
  41       8/25/2007       6.00         9.31           9.31           82       1/25/2011       5.98         8.58          8.58
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.100%, 6-month LIBOR at 1.170% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     $493,769,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        NET WAC CAP SCHEDULE
                                                       Mezzanine Certificates
------------------------------------------------------------------------------------------------------------------------------------
                         Net WAC       Net WAC      Effective Net                            Net WAC      Net WAC     Effective Net
Period      Pay Date     Rate(1)       Rate(2)     WAC Rate(2) (3)   Period     Pay Date     Rate(1)      Rate(2)    WAC Rate(2) (3)
------------------------------------------------------------------------------------------------------------------------------------
  1        4/25/2004       7.80          7.80           9.21           42      9/25/2007       6.20         9.24          9.24
  2        5/25/2004       6.76          6.76           9.21           43      10/25/2007      6.40         9.53          9.53
  3        6/25/2004       6.55          6.55           9.22           44      11/25/2007      6.20         9.24          9.24
  4        7/25/2004       6.76          6.76           9.21           45      12/25/2007      6.40         9.53          9.53
  5        8/25/2004       6.55          6.55           9.22           46      1/25/2008       6.20         9.20          9.20
  6        9/25/2004       6.55          6.55           9.22           47      2/25/2008       6.20         9.18          9.18
  7        10/25/2004      6.76          6.76           9.21           48      3/25/2008       6.62         9.79          9.79
  8        11/25/2004      6.55          6.55           9.22           49      4/25/2008       6.20         9.14          9.14
  9        12/25/2004      6.77          6.77           9.22           50      5/25/2008       6.40         9.46          9.46
  10       1/25/2005       6.55          6.55           9.22           51      6/25/2008       6.19         9.14          9.14
  11       2/25/2005       6.45          6.45           9.22           52      7/25/2008       6.40         9.42          9.42
  12       3/25/2005       7.14          7.14           9.21           53      8/25/2008       6.19         9.10          9.10
  13       4/25/2005       6.45          6.45           9.22           54      9/25/2008       6.19         9.08          9.08
  14       5/25/2005       6.67          6.67           9.22           55      10/25/2008      6.40         9.36          9.36
  15       6/25/2005       6.45          6.45           9.22           56      11/25/2008      6.19         9.04          9.04
  16       7/25/2005       6.66          6.66           9.21           57      12/25/2008      6.40         9.32          9.32
  17       8/25/2005       6.45          6.45           9.22           58      1/25/2009       6.19         9.00          9.00
  18       9/25/2005       6.45          6.45           9.22           59      2/25/2009       6.19         8.98          8.98
  19       10/25/2005      6.66          6.67           9.22           60      3/25/2009       6.85         9.92          9.92
  20       11/25/2005      6.45          8.08           9.24           61      4/25/2009       6.19         8.94          8.94
  21       12/25/2005      6.66          8.34           9.24           62      5/25/2009       6.40         9.22          9.22
  22       1/25/2006       6.45          8.07           9.25           63      6/25/2009       6.19         8.90          8.90
  23       2/25/2006       6.45          8.06           9.24           64      7/25/2009       6.40         9.18          9.18
  24       3/25/2006       7.14          8.91           9.24           65      8/25/2009       6.19         8.86          8.86
  25       4/25/2006       6.45          8.04           9.24           66      9/25/2009       6.19         8.84          8.84
  26       5/25/2006       6.66          8.85           9.25           67      10/25/2009      6.39         9.12          9.12
  27       6/25/2006       6.45          8.55           9.25           68      11/25/2009      6.19         8.81          8.81
  28       7/25/2006       6.66          8.82           9.25           69      12/25/2009      6.39         9.08          9.08
  29       8/25/2006       6.45          8.53           9.25           70      1/25/2010       6.19         8.77          8.77
  30       9/25/2006       6.44          8.51           9.25           71      2/25/2010       6.19         8.75          8.75
  31       10/25/2006      6.41          8.54           9.25           72      3/25/2010       6.85         9.66          9.66
  32       11/25/2006      6.20          8.87           9.25           73      4/25/2010       6.19         8.71          8.71
  33       12/25/2006      6.41          9.15           9.25           74      5/25/2010       6.39         8.98          8.98
  34       1/25/2007       6.20          8.84           9.25           75      6/25/2010       6.19         8.67          8.67
  35       2/25/2007       6.20          8.83           9.25           76      7/25/2010       6.39         8.94          8.94
  36       3/25/2007       6.86          9.75           9.75           77      8/25/2010       6.18         8.63          8.63
  37       4/25/2007       6.20          8.80           8.80           78      9/25/2010       6.18         8.62          8.62
  38       5/25/2007       6.41          9.62           9.62           79      10/25/2010      6.39         8.88          8.88
  39       6/25/2007       6.20          9.29           9.29           80      11/25/2010      6.18         8.58          8.58
  40       7/25/2007       6.41          9.58           9.58           81      12/25/2010      6.39         8.85          8.85
  41       8/25/2007       6.20          9.26           9.26           82      1/25/2011       6.18         8.54          8.54
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR at 1.100% 6-month LIBOR at 1.170%, and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Banc of America Securities
                                                      [LOGO]

--------------------------------------------------------------------------------


                        Asset-Backed Funding Corporation
                   Asset-Backed Certificates, Series 2004-OPT2

                                Collateral Annex






                                January 28, 2003

--------------------------------------------------------------------------------

                                Table of Contents

          >   Description of Total Mortgage Loans                  2
          >   Description of Group 1 Mortgage Loans                18
          >   Description of Group 2 Mortgage Loans                34

--------------------------------------------------------------------------------

o For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY

Summary                                                                         Total               Minimum              Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                   $505,486,267.63
Number of Loans                                                                  3,144
Average Original Loan Balance                                              $161,189.45            $50,000.00           $840,000.00
Average Current Loan Balance                                               $160,778.07            $39,759.32           $837,642.22
(1) Weighted Average Combined Original LTV                                      77.64%                16.67%               100.00%
(1) Weighted Average Gross Coupon                                               7.471%                5.150%               13.500%
(1) (2) Weighted Average Gross Margin                                           5.400%                2.800%                9.900%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                 22                    18                   178
(1) Weighted Average Remaining Term to Maturity (months)                           352                   117                   358
(1) (3) Weighted Average Credit Score                                              613                   500                   796
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.

(2) Adjustable Loans Only

(3) 98.72% of the Mortgage Loans have Credit Scores.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Percent of Cut-Off Date
                                                           Range                                              Principal Balance
                                                           -----                                              -----------------
         Product Type                                      Adjustable                                               61.24%
                                                           Fixed                                                    38.76%

         Fully Amortizing Mortgage Loans                                                                           100.00%

         Lien                                              First                                                    99.73%
                                                           Second                                                    0.27%

         Property Type                                     SFR                                                     74.35%
                                                           2-4 Family                                              11.72%
                                                           PUD                                                      8.34%
                                                           Condominium                                              4.79%
                                                           Manufactured Housing                                     0.80%

         Occupancy Status                                  Owner Occupied                                           93.69%
                                                           Non-Owner Occupied                                        5.08%
                                                           Second Home                                               1.23%

         Geographic Distribution                           California                                               19.65%
                                                           New York                                                 13.91%
                                                           Massachusetts                                            10.65%
                                                           New Jersey                                                7.35%
                                                           Florida                                                   6.60%


         Number of States (including DC)                   49
         Largest Zip Code Concentration                    11368 (NY)                                                0.31%

         Loans with Prepayment Penalties                                                                            72.75%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross
Mortgage Coupons                                Loans         Balance          Balance         DTI      Coupon
--------------------------------------------   --------   ----------------   ------------    -------    -------
5.001 - 5.500                                        32   $   7,363,623.09           1.46%     39.27%     5.372%
5.501 - 6.000                                       113      24,519,137.49           4.85      39.01      5.872
6.001 - 6.500                                       245      50,147,838.60           9.92      39.92      6.340
6.501 - 7.000                                       669     121,384,848.97          24.01      39.16      6.781
7.001 - 7.500                                       517      84,630,673.66          16.74      38.58      7.315
7.501 - 8.000                                       570      91,017,011.89          18.01      37.67      7.802
8.001 - 8.500                                       381      53,711,283.34          10.63      38.83      8.294
8.501 - 9.000                                       253      33,118,243.08           6.55      38.25      8.799
9.001 - 9.500                                       152      18,090,193.57           3.58      40.09      9.286
9.501 - 10.000                                      113      12,256,710.66           2.42      38.17      9.778
10.001 - 10.500                                      50       5,340,035.69           1.06      36.04     10.253
10.501 - 11.000                                      24       2,211,105.25           0.44      34.81     10.771
11.001 - 11.500                                      10         665,834.56           0.13      42.84     11.258
11.501 - 12.000                                      11         810,906.63           0.16      42.84     11.776
12.001 - 12.500                                       3         163,622.92           0.03      38.23     12.175
13.001 - 13.500                                       1          55,198.23           0.01      35.14     13.500
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%


                                                           W.A.         W.A.         W.A.
                                                W.A.     Combined     Original    Remaining    W.A.
                                               Credit    Original      Term to     Term to     Loan
Mortgage Coupons                                Score       LTV       Maturity     Maturity     Age
--------------------------------------------   -------   ---------    ---------   ----------   -----
5.001 - 5.500                                     654       77.44%         360         357        3
5.501 - 6.000                                     647       73.55          357         354        3
6.001 - 6.500                                     641       74.77          356         354        3
6.501 - 7.000                                     635       76.28          352         349        3
7.001 - 7.500                                     615       78.46          354         351        3
7.501 - 8.000                                     605       79.45          356         353        3
8.001 - 8.500                                     589       79.72          356         353        3
8.501 - 9.000                                     571       80.20          358         355        3
9.001 - 9.500                                     565       78.66          356         353        3
9.501 - 10.000                                    553       77.37          351         348        3
10.001 - 10.500                                   558       72.38          354         352        3
10.501 - 11.000                                   550       77.37          344         342        3
11.001 - 11.500                                   533       71.96          337         335        3
11.501 - 12.000                                   546       73.05          332         329        3
12.001 - 12.500                                   542       73.18          278         275        3
13.001 - 13.500                                   504       65.00          360         357        3
Total:                                            613       77.64%         355         352        3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Combined Original LTV                           Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
15.01 - 20.00                                         5   $     372,806.15           0.07%     30.37%     7.494%       587
20.01 - 25.00                                         2         276,283.17           0.05      42.97      6.853        597
25.01 - 30.00                                         8       1,739,848.40           0.34      32.80      6.935        658
30.01 - 35.00                                        19       1,893,952.36           0.37      35.09      7.234        602
35.01 - 40.00                                        23       2,421,620.29           0.48      38.78      7.029        585
40.01 - 45.00                                        37       5,797,038.32           1.15      35.49      7.094        604
45.01 - 50.00                                        62       8,736,137.39           1.73      38.04      6.993        609
50.01 - 55.00                                        65       9,483,183.81           1.88      36.26      7.199        613
55.01 - 60.00                                       108      16,258,714.17           3.22      38.77      7.521        596
60.01 - 65.00                                       196      32,205,221.92           6.37      39.32      7.493        586
65.01 - 70.00                                       246      40,039,288.73           7.92      37.74      7.338        594
70.01 - 75.00                                       355      60,011,863.72          11.87      39.09      7.501        590
75.01 - 80.00                                       989     152,647,263.68          30.20      39.19      7.489        603
80.01 - 85.00                                       301      48,493,194.87           9.59      38.02      7.431        622
85.01 - 90.00                                       489      84,041,698.23          16.63      39.42      7.629        634
90.01 - 95.00                                       224      38,804,462.10           7.68      38.35      7.451        671
95.01 - 100.00                                       15       2,263,690.32           0.45      34.37      7.648        722
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613

                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Combined Original LTV                             LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
15.01 - 20.00                                      17.35%         336          333       3
20.01 - 25.00                                      22.97          360          357       3
25.01 - 30.00                                      28.22          360          357       3
30.01 - 35.00                                      32.87          356          353       3
35.01 - 40.00                                      37.33          334          332       3
40.01 - 45.00                                      42.77          346          343       3
45.01 - 50.00                                      47.97          346          343       3
50.01 - 55.00                                      52.78          339          336       3
55.01 - 60.00                                      57.87          354          351       3
60.01 - 65.00                                      63.39          354          351       3
65.01 - 70.00                                      68.72          355          352       3
70.01 - 75.00                                      73.98          354          352       3
75.01 - 80.00                                      79.60          354          352       3
80.01 - 85.00                                      84.43          354          351       3
85.01 - 90.00                                      89.70          359          356       3
90.01 - 95.00                                      94.78          357          354       3
95.01 - 100.00                                     99.89          351          348       3
Total:                                             77.64%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Statistical Cut-Off Date Principal Balance

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Principal Balance                               Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
less than 50,000.00                                  33   $   1,634,077.86           0.32%     33.41%     8.647%       580
50,000.01 - 75,000.00                               408        25722663.52           5.09      34.46      8.342        606
75,000.01 - 100,000.00                              475        41665102.20           8.24      36.51      8.079        614
100,000.01 - 125,000.00                             419        46946988.28           9.29      37.55      7.708        614
125,000.01 - 150,000.00                             392        53920035.30          10.67      37.57      7.593        609
150,000.01 - 175,000.00                             356        57912806.77          11.46      38.55      7.504        607
175,000.01 - 200,000.00                             265        49728139.16           9.84      38.39      7.406        604
200,000.01 - 225,000.00                             185        39336028.61           7.78      38.71      7.318        609
225,000.01 - 250,000.00                             148        35174178.43           6.96      40.34      7.280        603
250,000.01 - 275,000.00                             115        30153427.66           5.97      40.44      7.257        608
275,000.01 - 300,000.00                             100        28843812.63           5.71      38.80      7.297        613
300,000.01 - 325,000.00                              72        22535314.34           4.46      40.56      7.173        619
325,000.01 - 350,000.00                              39        13215656.35           2.61      41.92      7.310        628
350,000.01 - 375,000.00                              36        13055119.55           2.58      41.92      6.923        644
375,000.01 - 400,000.00                              30        11648178.68           2.30      43.48      7.139        623
400,000.01 - 425,000.00                              16         6556593.12           1.30      39.96      6.777        670
425,000.01 - 450,000.00                              13         5680182.06           1.12      39.33      6.553        630
450,000.01 - 475,000.00                               9         4163490.23           0.82      39.84      7.365        616
475,000.01 - 500,000.00                              18         8835321.42           1.75      39.85      6.913        622
500,000.01 - 525,000.00                               2         1044161.16           0.21      48.74      6.699        643
525,000.01 - 550,000.00                               4         2176481.81           0.43      41.10      6.490        636
550,000.01 - 575,000.00                               2         1111101.75           0.22      45.79      6.926        605
575,000.01 - 600,000.00                               5         2968430.67           0.59      45.15      6.951        624
600,000.01 - 625,000.00                               1          621333.85           0.12      34.60      6.600        629
825,000.01 - 850,000.00                               1          837642.22           0.17      53.86      6.350        626
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Principal Balance                                 LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
less than 50,000.00                                59.60%         320          317       3
50,000.01 - 75,000.00                              74.59          341          338       3
75,000.01 - 100,000.00                             77.77          347          345       3
100,000.01 - 125,000.00                            77.85          352          350       3
125,000.01 - 150,000.00                            77.37          354          352       3
150,000.01 - 175,000.00                            76.91          353          351       3
175,000.01 - 200,000.00                            76.89          356          353       3
200,000.01 - 225,000.00                            77.82          358          356       3
225,000.01 - 250,000.00                            75.77          360          357       3
250,000.01 - 275,000.00                            79.48          354          351       3
275,000.01 - 300,000.00                            78.14          358          355       3
300,000.01 - 325,000.00                            79.88          358          355       3
325,000.01 - 350,000.00                            81.16          360          357       3
350,000.01 - 375,000.00                            81.20          360          357       3
375,000.01 - 400,000.00                            76.64          360          357       3
400,000.01 - 425,000.00                            82.71          360          357       3
425,000.01 - 450,000.00                            76.05          351          348       3
450,000.01 - 475,000.00                            88.75          360          357       3
475,000.01 - 500,000.00                            75.89          360          357       3
500,000.01 - 525,000.00                            76.29          360          357       3
525,000.01 - 550,000.00                            80.86          360          357       3
550,000.01 - 575,000.00                            77.51          360          357       3
575,000.01 - 600,000.00                            72.97          360          357       3
600,000.01 - 625,000.00                            73.29          360          357       3
825,000.01 - 850,000.00                            75.00          360          357       3
Total:                                             77.64%         355          352       3
--------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Original Term to Maturity                       Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
120                                                   3   $     261,456.63           0.05%     37.36%     8.251%       634
180                                                  96      10,206,956.45           2.02      36.48      7.444        637
240                                                  64       6,832,877.65           1.35      38.67      7.554        637
360                                               2,981     488,184,976.90          96.58      38.79      7.470        612
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Original Term to Maturity                         LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
120                                                79.69%         120          117       3
180                                                70.67          180          177       3
240                                                73.13          240          237       3
360                                                77.84          360          357       3
Total:                                             77.64%         355          352       3

Remaining Term to Maturity

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Remaining Term to Maturity                      Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
116 - 120                                             3   $     261,456.63           0.05%     37.36%     8.251%       634
176 - 180                                            96      10,206,956.45           2.02      36.48      7.444        637
236 - 240                                            64       6,832,877.65           1.35      38.67      7.554        637
351 - 355                                            13       2,981,266.11           0.59      37.80      7.214        613
356 - 360                                         2,968     485,203,710.79          95.99      38.80      7.472        612
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Remaining Term to Maturity                        LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
116 - 120                                          79.69%         120          117       3
176 - 180                                          70.67          180          177       3
236 - 240                                          73.13          240          237       3
351 - 355                                          76.55          360          355       5
356 - 360                                          77.85          360          357       3
Total:                                             77.64%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Credit Score                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
751 - 800                                            58   $   9,789,253.39           1.94%     36.39%     6.993%       769
701 - 750                                           202      34,917,975.51           6.91      38.88      7.011        720
651 - 700                                           533      88,663,438.18          17.54      38.05      7.015        672
601 - 650                                           943     155,619,570.18          30.79      38.59      7.171        625
551 - 600                                           745     116,233,623.72          22.99      38.58      7.735        576
501 - 550                                           602      91,911,501.90          18.18      39.95      8.270        526
451 - 500                                            13       1,904,083.07           0.38      41.55      8.129        500
N/A                                                  48       6,446,821.68           1.28      39.18      7.898          0
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Credit Score                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
751 - 800                                          82.67%         357          354       3
701 - 750                                          83.66          351          348       3
651 - 700                                          80.29          350          347       3
601 - 650                                          78.91          356          353       3
551 - 600                                          74.28          356          354       3
501 - 550                                          74.38          357          354       3
451 - 500                                          74.59          360          358       2
N/A                                                77.82          342          339       3
Total:                                             77.64%         355          352       3

Credit Grade

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Credit Grade                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
AA+                                                 393   $  56,824,817.80          11.24%     38.06%     7.332%       698
AA                                                1,381     235,895,735.19          46.67      38.97      7.161        620
A                                                   948     148,770,158.98          29.43      38.26      7.596        596
B                                                   302      46,191,550.44           9.14      39.54      8.151        547
C                                                    72      10,782,383.51           2.13      39.66      8.883        551
CC                                                   48       7,021,621.71           1.39      39.68      9.756        563
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Credit Grade                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
AA+                                                83.51%         347          344       3
AA                                                 77.70          354          351       3
A                                                  78.27          357          354       3
B                                                  72.33          359          356       3
C                                                  69.89          359          356       3
CC                                                 61.20          360          357       3
Total:                                             77.64%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Property Type                                   Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Single Family - Detached                          2,374   $ 371,668,149.83          73.53%     38.67%     7.471%       608
2-4 Family                                          291      59,251,968.82          11.72      39.74      7.368        631
PUD                                                 244      42,143,638.74           8.34      38.43      7.487        618
Low-Rise Condominium                                157      21,589,665.41           4.27      39.12      7.648        617
Single Family - Attached                             27       4,154,703.93           0.82      36.75      6.936        661
Manufactured Housing - Detached                      38       4,034,627.68            0.8      37.42      8.166        629
High Rise Condo- Attached                            13       2,643,513.22           0.52      33.02      7.979        648
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Property Type                                     LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Single Family - Detached                           77.32%         354          352       3
2-4 Family                                         75.87          356          353       3
PUD                                                 81.4          353          350       3
Low-Rise Condominium                               79.63          355          352       3
Single Family - Attached                           80.13          360          357       3
Manufactured Housing - Detached                    81.86          355          352       3
High Rise Condo- Attached                          74.67          360          357       3
Total:                                             77.64%         355          352       3

Occupancy Status

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Occupancy Status                                Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Owner Occupied                                    2,913   $ 473,613,032.52          93.69%     38.87%     7.452%       609
Non-Owner Occupied                                  189      25,663,749.77           5.08      36.94      7.800        662
Second Home                                          42       6,209,485.34           1.23      36.56      7.594        675
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Occupancy Status                                  LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Owner Occupied                                     77.69%         355          352       3
Non-Owner Occupied                                 77.43          356          353       3
Second Home                                        74.25          352          349       3
Total:                                             77.64%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Documentation                                   Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Full Documentation                                2,075   $ 316,768,200.81          62.67%     38.98%     7.424%       606
Stated Income Documentation                       1,023     181,252,382.60          35.86      38.33      7.548        622
Lite Documentation                                   23       3,991,340.03           0.79      37.99      7.473        607
No Documentation                                     23       3,474,344.19           0.69       0.00      7.758        707
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Documentation                                     LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Full Documentation                                 78.56%         355          352       3
Stated Income Documentation                        75.98          355          352       3
Lite Documentation                                 74.68          331          329       3
No Documentation                                   83.13          357          354       3
Total:                                             77.64%         355          352       3

Loan Purpose

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Loan Purpose                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Cash-Out Refinance                                2,055   $ 331,096,602.65          65.50%     38.89%     7.469%       603
Purchase                                            807     130,750,255.40          25.87      38.64      7.530        639
Rate-Term Refinance                                 282      43,639,409.58           8.63      37.94      7.315        609
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Loan Purpose                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Cash-Out Refinance                                 75.45%         353          350       3
Purchase                                           83.86          360          357       3
Rate-Term Refinance                                75.56          352          349       3
Total:                                             77.64%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Product Type                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
2/28 ARM                                          1,686   $ 287,170,699.01          56.81%     39.11%     7.518%       595
30 Year Fixed                                     1,142     179,308,897.24          35.47      38.42      7.392        640
3/27 ARM                                            146      21,027,345.60           4.16      37.78      7.460        599
15 Year Fixed                                        89       9,546,687.67           1.89      36.49      7.406        637
20 Year Fixed                                        64       6,832,877.65           1.35      38.67      7.554        637
15/15 ARM                                             7         678,035.05           0.13      36.52      8.463        598
2/13 ARM                                              7         660,268.78           0.13      36.26      7.994        637
10 Year Fixed                                         3         261,456.63           0.05      37.36      8.251        634
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Product Type                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
2/28 ARM                                           78.82%         360          357       3
30 Year Fixed                                      76.21          360          357       3
3/27 ARM                                           78.47          360          357       3
15 Year Fixed                                      69.86          180          177       3
20 Year Fixed                                      73.13          240          237       3
15/15 ARM                                          77.41          360          357       3
2/13 ARM                                           82.44          180          177       3
10 Year Fixed                                      79.69          120          117       3
Total:                                             77.64%         355          352       3

Amortization

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Amortization                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Fully Amortizing                                  3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Amortization                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Fully Amortizing                                   77.64%         355          352       3
Total:                                             77.64%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Lien Position

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Lien Position                                   Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
1                                                 3,125   $ 504,104,725.07          99.73%     38.72%     7.464%       613
2                                                    19       1,381,542.56           0.27      45.20     10.238        592
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Lien Position                                     LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
1                                                  77.65%         355          352       3
2                                                  71.46          231          229       3
Total:                                             77.64%         355          352       3

Prepayment Penalty Term

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Prepayment Penalty Term                         Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
0                                                   871   $ 137,749,649.13          27.25%     38.55%     7.642%       607
12                                                  244      48,531,465.55           9.60      39.17      7.260        626
13                                                    1         208,020.81           0.04      41.38      7.500        532
24                                                1,147     190,627,822.18          37.71      39.13      7.467        597
30                                                    9       1,818,017.51           0.36      34.98      8.130        603
36                                                  872     126,551,292.45          25.04      38.25      7.363        638
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Prepayment Penalty Term                           LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
0                                                  76.22%         354          351       3
12                                                 74.81          350          347       3
13                                                 85.00          360          356       4
24                                                 79.97          360          357       3
30                                                 83.79          335          333       3
36                                                 76.64          350          347       3
Total:                                             77.64%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
Geographic                                     Mortgage      Principal       by Principal     W.A.       Gross     Credit
Distribution                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
California                                          459   $  99,343,342.76          19.65%     40.08%     7.059%       613
New York                                            325      70,336,142.67          13.91      38.97      7.233        608
Massachusetts                                       265      53,844,325.60          10.65      40.15      7.126        613
New Jersey                                          198      37,129,704.55           7.35      38.97      7.758        603
Florida                                             279      33,355,617.04           6.60      38.47      7.925        610
Texas                                               168      19,562,254.63           3.87      37.12      7.778        629
Illinois                                            130      18,318,803.58           3.62      38.43      7.838        609
Connecticut                                          97      16,239,950.11           3.21      39.12      7.324        619
Pennsylvania                                        111      14,079,668.61           2.79      36.86      7.609        614
Rhode Island                                         76      11,972,771.08           2.37      40.20      7.358        626
Georgia                                              90      11,035,436.34           2.18      37.84      8.568        609
Arizona                                              72      10,881,608.71           2.15      35.77      7.518        612
Michigan                                             85      10,177,432.55           2.01      37.91      8.158        612
Virginia                                             64       9,961,177.74           1.97      39.17      7.716        616
Colorado                                             55       8,799,556.52           1.74      36.46      7.091        622
Ohio                                                 71       6,544,080.94           1.29      37.07      7.903        629
Washington                                           43       6,526,973.54           1.29      39.55      7.272        606
North Carolina                                       58       6,036,355.32           1.19      35.59      8.133        616
Maryland                                             36       6,024,124.12           1.19      36.91      7.693        608
Minnesota                                            41       5,976,527.86           1.18      38.43      7.737        597
Maine                                                44       5,530,297.83           1.09      36.82      7.299        625
New Hampshire                                        33       5,248,002.11           1.04      41.81      7.291        612
Nevada                                               29       4,205,370.76           0.83      38.22      7.297        613
Indiana                                              38       3,752,935.95           0.74      31.21      7.833        622
Missouri                                             38       3,532,502.45           0.70      36.84      8.080        618
Wisconsin                                            25       3,142,908.37           0.62      37.59      7.759        598
South Carolina                                       29       2,461,220.96           0.49      35.41      8.482        598
Oregon                                               15       2,460,026.37           0.49      41.14      7.212        605
Tennessee                                            24       2,358,367.22           0.47      43.04      8.393        593
Vermont                                              14       2,141,829.00           0.42      37.47      7.251        624
Utah                                                 17       2,138,406.09           0.42      34.21      7.395        605
Louisiana                                            21       2,079,757.26           0.41      34.92      8.164        655
Kentucky                                             14       1,380,917.85           0.27      37.41      8.113        596
Kansas                                               11       1,333,032.39           0.26      29.58      7.813        592
Delaware                                             10       1,086,561.05           0.21      38.02      7.680        618
Iowa                                                 11       1,058,936.14           0.21      32.13      7.914        628
Alabama                                              10       1,047,481.88           0.21      38.03      8.149        604
Idaho                                                 9         956,500.03           0.19      37.66      8.111        624
Oklahoma                                              5         724,661.69           0.14      38.53      8.183        590
Mississippi                                           7         584,103.81           0.12      35.96      9.291        606
New Mexico                                            5         550,965.31           0.11      39.40      7.889        632
Hawaii                                                2         391,557.90           0.08      28.53      9.748        595
Alaska                                                2         323,702.57           0.06      39.10      8.218        564
Wyoming                                               2         221,925.89           0.04      38.91      6.626        653
Montana                                               1         195,109.57           0.04      36.12      7.100        738
West Virginia                                         2         164,684.50           0.03      23.95      6.768        736
Nebraska                                              1         152,422.06           0.03      46.92      7.000        607
Arkansas                                              1          66,229.23           0.01      38.74      7.000        680
North Dakota                                          1          49,997.12           0.01      49.88     11.550        529
Total:                                            3,144   $ 505,486,267.63         100.00%     38.74%     7.471%       613


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
Geographic                                     Original      Term to     Term to     Loan
Distribution                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
California                                         77.02%         357          354       3
New York                                           73.67          352          349       3
Massachusetts                                      74.18          356          354       3
New Jersey                                         77.37          358          355       3
Florida                                            78.22          358          355       3
Texas                                              77.55          337          334       3
Illinois                                           78.80          359          356       3
Connecticut                                        79.67          355          352       3
Pennsylvania                                       79.62          353          350       3
Rhode Island                                       78.09          357          354       3
Georgia                                            82.88          351          348       3
Arizona                                            80.47          355          352       3
Michigan                                           80.84          355          352       3
Virginia                                           80.65          359          356       3
Colorado                                           82.65          358          355       3
Ohio                                               81.86          354          351       3
Washington                                         80.19          360          357       3
North Carolina                                     81.68          347          344       3
Maryland                                           81.74          358          356       3
Minnesota                                          79.28          360          357       3
Maine                                              72.40          349          346       3
New Hampshire                                      76.94          356          353       3
Nevada                                             83.85          348          345       3
Indiana                                            85.14          348          345       3
Missouri                                           81.92          354          351       3
Wisconsin                                          81.59          355          352       3
South Carolina                                     83.40          345          343       3
Oregon                                             84.54          360          357       3
Tennessee                                          83.22          332          329       3
Vermont                                            75.25          354          352       2
Utah                                               82.34          360          357       3
Louisiana                                          82.49          334          331       3
Kentucky                                           82.47          360          357       3
Kansas                                             78.24          360          357       3
Delaware                                           82.57          351          348       3
Iowa                                               81.65          349          346       3
Alabama                                            80.40          353          351       3
Idaho                                              85.87          360          357       3
Oklahoma                                           76.10          360          358       2
Mississippi                                        82.39          342          339       3
New Mexico                                         78.29          338          335       3
Hawaii                                             53.16          360          357       3
Alaska                                             71.90          360          357       3
Wyoming                                            91.60          360          358       2
Montana                                            90.00          360          357       3
West Virginia                                      72.15          180          177       3
Nebraska                                           80.00          360          357       3
Arkansas                                           80.00          360          357       3
North Dakota                                       65.00          360          357       3
Total:                                             77.64%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Gross Margin                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
2.501 - 3.000                                         7   $   1,960,423.65           0.63%     41.26%     5.761%       681
3.001 - 3.500                                        40       8,600,046.63           2.78      40.37      5.803        646
3.501 - 4.000                                       120      23,134,128.08           7.47      40.28      6.274        631
4.001 - 4.500                                       176      33,768,011.53          10.91      39.96      6.663        623
4.501 - 5.000                                       283      50,240,131.81          16.23      38.65      6.963        609
5.001 - 5.500                                       331      57,518,237.20          18.58      38.37      7.434        595
5.501 - 6.000                                       315      51,475,944.35          16.63      38.98      7.816        585
6.001 - 6.500                                       235      35,459,275.51          11.46      38.20      8.187        574
6.501 - 7.000                                       156      23,591,639.68           7.62      38.91      8.493        562
7.001 - 7.500                                        86      11,747,673.29           3.80      40.14      9.206        551
7.501 - 8.000                                        74       9,592,810.45           3.10      38.40      9.566        546
8.001 - 8.500                                        12       1,142,123.91           0.37      35.65      9.936        533
8.501 - 9.000                                         7         814,496.28           0.26      36.95     10.422        528
9.001 - 9.500                                         2         192,550.31           0.06      42.28      10.84        529
9.501 - 10.000                                        2         298,855.76           0.10      49.10     10.717        590
Total:                                            1,846   $ 309,536,348.44         100.00%     39.00%     7.517%       595


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Gross Margin                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
2.501 - 3.000                                      81.06%         360          357       3
3.001 - 3.500                                      71.58          360          357       3
3.501 - 4.000                                      73.65          360          357       3
4.001 - 4.500                                      77.02          359          356       3
4.501 - 5.000                                      78.22          360          357       3
5.001 - 5.500                                      79.66          360          357       3
5.501 - 6.000                                      80.97          359          357       3
6.001 - 6.500                                      82.08          360          357       3
6.501 - 7.000                                      79.88          360          357       3
7.001 - 7.500                                      77.54          359          356       3
7.501 - 8.000                                      76.78          359          356       3
8.001 - 8.500                                      83.23          360          357       3
8.501 - 9.000                                      71.84          360          357       3
9.001 - 9.500                                      77.85          360          356       4
9.501 - 10.000                                     71.52          360          357       3
Total:                                             78.80%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Initial Cap                                     Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
2.000                                                 4   $   1,225,995.07           0.40%      0.00%     7.093%       668
3.000                                             1,842     308,310,353.37          99.60      39.00      7.519        595
Total:                                            1,846   $ 309,536,348.44         100.00%     39.00%     7.517%       595


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Initial Cap                                       LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
2.000                                              82.21%         360          356       4
3.000                                              78.79          360          357       3
Total:                                             78.80%         360          357       3

Periodic Rate Cap - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Periodic Cap                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
1.000                                             1,814   $ 302,587,890.75          97.76%     39.00%     7.521%       596
1.500                                                32       6,948,457.69           2.24      39.14      7.350        572
Total:                                            1,846   $ 309,536,348.44         100.00%     39.00%     7.517%       595


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Periodic Cap                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
1.000                                              78.78%         360          357       3
1.500                                              79.71          360          356       4
Total:                                             78.80%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Maximum Rate                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
11.001 - 11.500                                      32   $   7,363,623.09           2.38%     39.27%     5.372%       654
11.501 - 12.000                                      86      17,893,371.24           5.78      39.21      5.886        634
12.001 - 12.500                                     153      30,807,012.83           9.95      39.69      6.318        622
12.501 - 13.000                                     289      54,930,722.63          17.75      40.22      6.822        612
13.001 - 13.500                                     282      50,060,042.81          16.17      39.51      7.280        604
13.501 - 14.000                                     330      55,002,768.15          17.77      37.36      7.754        589
14.001 - 14.500                                     254      38,638,399.08          12.48      38.11      8.218        575
14.501 - 15.000                                     184      26,353,508.79           8.51      38.96      8.736        563
15.001 - 15.500                                     105      13,535,080.45           4.37      40.21      9.161        553
15.501 - 16.000                                      79       9,415,351.30           3.04      39.36      9.733        539
16.001 - 16.500                                      30       3,474,969.92           1.12      35.71     10.250        551
16.501 - 17.000                                      14       1,497,100.07           0.48      35.05     10.762        547
17.001 - 17.500                                       4         327,170.71           0.11      40.61     11.338        535
17.501 - 18.000                                       4         237,227.37           0.08      38.10     11.763        533
Total:                                            1,846   $ 309,536,348.44         100.00%     39.00%     7.517%       595


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Maximum Rate                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
11.001 - 11.500                                    77.44%         360          357       3
11.501 - 12.000                                    74.14          360          357       3
12.001 - 12.500                                    77.88          360          357       3
12.501 - 13.000                                    78.98          360          357       3
13.001 - 13.500                                    79.99          359          356       3
13.501 - 14.000                                    80.04          360          357       3
14.001 - 14.500                                    79.19          359          357       3
14.501 - 15.000                                    80.54          359          357       3
15.001 - 15.500                                    77.74          360          357       3
15.501 - 16.000                                    76.67          358          356       3
16.001 - 16.500                                    70.13          360          357       3
16.501 - 17.000                                    75.98          360          357       3
17.001 - 17.500                                    66.53          360          357       3
17.501 - 18.000                                    62.31          360          357       3
Total:                                             78.80%         360          357       3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Minimum Rate                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
5.001 - 5.500                                        32   $   7,363,623.09           2.38%     39.27%     5.372%       654
5.501 - 6.000                                        86      18,240,546.10           5.89      39.30      5.861        637
6.001 - 6.500                                       155      31,470,213.14          10.17      39.97      6.318        621
6.501 - 7.000                                       298      57,087,820.15          18.44      39.99      6.814        614
7.001 - 7.500                                       291      52,015,371.99          16.80      39.20      7.310        601
7.501 - 8.000                                       332      54,623,126.09          17.65      37.49      7.805        586
8.001 - 8.500                                       248      36,946,249.69          11.94      38.23      8.293        575
8.501 - 9.000                                       180      25,287,251.81           8.17      39.18      8.800        561
9.001 - 9.500                                        98      12,061,140.86           3.90      40.45      9.263        554
9.501 - 10.000                                       74       8,904,537.45           2.88      39.16      9.782        540
10.001 - 10.500                                      30       3,474,969.92           1.12      35.71     10.250        551
10.501 - 11.000                                      14       1,497,100.07           0.48      35.05     10.762        547
11.001 - 11.500                                       4         327,170.71           0.11      40.61     11.338        535
11.501 - 12.000                                       4         237,227.37           0.08      38.10     11.763        533
Total:                                            1,846   $ 309,536,348.44         100.00%     39.00%     7.517%       595


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Minimum Rate                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
5.001 - 5.500                                      77.44%         360          357       3
5.501 - 6.000                                      73.39          360          357       3
6.001 - 6.500                                      77.33          360          357       3
6.501 - 7.000                                      79.34          360          357       3
7.001 - 7.500                                       80.3          359          356       3
7.501 - 8.000                                      80.03          360          357       3
8.001 - 8.500                                      79.16          359          357       3
8.501 - 9.000                                      80.29          359          357       3
9.001 - 9.500                                      77.59          360          357       3
9.501 - 10.000                                     77.04          358          356       3
10.001 - 10.500                                    70.13          360          357       3
10.501 - 11.000                                    75.98          360          357       3
11.001 - 11.500                                    66.53          360          357       3
11.501 - 12.000                                    62.31          360          357       3
Total:                                             78.80%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Next Rate Adjustment Date                       Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
July 1, 2005                                          1   $     346,111.28           0.11%     43.16%     6.850%       603
August 1, 2005                                        9       1,723,154.79           0.56      37.43      7.594        595
September 1, 2005                                   104      20,386,276.01           6.59      37.81      7.409        621
October 1, 2005                                   1,098     183,169,869.31          59.18      39.17      7.465        606
November 1, 2005                                    481      82,205,556.40          26.56      39.21      7.669        563
September 1, 2006                                    12       1,997,874.18           0.65      38.20      7.655        597
October 1, 2006                                     108      15,512,192.20           5.01      37.23      7.286        609
November 1, 2006                                     26       3,517,279.22           1.14      39.96      8.115        559
October 1, 2018                                       6         542,184.49           0.18      36.21      8.331        614
November 1, 2018                                      1         135,850.56           0.04      37.78      8.990        533
Total:                                            1,846   $ 309,536,348.44         100.00%     39.00%     7.517%       595


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Next Rate Adjustment Date                         LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
July 1, 2005                                       80.00%         360          354       6
August 1, 2005                                     77.09          360          355       5
September 1, 2005                                  76.75          360          356       4
October 1, 2005                                    79.02          359          356       3
November 1, 2005                                   78.95          360          358       2
September 1, 2006                                  82.04          360          356       4
October 1, 2006                                    77.66          360          357       3
November 1, 2006                                   80.02          360          358       2
October 1, 2018                                    76.76          360          357       3
November 1, 2018                                   80.00          360          358       2
Total:                                             78.80%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                         GROUP I MORTGAGE LOANS SUMMARY


Summary                                                                         Total               Minimum              Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                    $434,178,943.36
Number of Loans                                                                   2,853
Average Original Loan Balance                                               $152,572.00           $50,000.00           $424,500.00
Average Current Loan Balance                                                $152,183.30           $39,759.32           $423,011.24
(1) Weighted Average Combined Original LTV                                       77.58%               16.67%               100.00%
(1) Weighted Average Gross Coupon                                                7.505%               5.150%               12.050%
(1) (2) Weighted Average Gross Margin                                            5.429%               3.000%                8.000%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  22                   18                   178
(1) Weighted Average Remaining Term to Maturity (months)                            352                  117                   358
(1) (3) Weighted Average Credit Score                                               611                  500                   796
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 98.57% of the Mortgage Loans have Credit Scores.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Percent of Cut-Off Date
                                                           Range                                               Principal Balance
                                                           -----                                               -----------------
         Product Type                                      Adjustable                                               60.60%
                                                           Fixed                                                    39.40%

         Fully Amortizing Mortgage Loans                                                                           100.00%

         Lien                                              First                                                   100.00%
                                                           Second                                                    0.00%

         Property Type                                     SFR                                                      72.92%
                                                           2-4 Family                                               12.96%
                                                           PUD                                                       8.11%
                                                           Condominium                                               5.27%
                                                           Manufactured Housing                                      0.74%


         Occupancy Status                                  Owner Occupied                                           93.54%
                                                           Non-Owner Occupied                                        5.37%
                                                           Second Home                                               1.10%

         Geographic Distribution                           California                                               17.24%
                                                           New York                                                 13.97%
                                                           Massachusetts                                            10.83%
                                                           New Jersey                                                7.17%
                                                           Florida                                                   6.78%

                                                           48
         Number of States (including DC)
         Largest Zip Code Concentration                    10310(NY)                                                 0.29%
         Loans with Prepayment Penalties                                                                            72.72%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Mortgage Coupons                                Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
5.001 - 5.500                                        26   $   5,223,589.09           1.20%     38.90%     5.380%       649
5.501 - 6.000                                        97      19,102,532.08           4.40      39.37      5.869        648
6.001 - 6.500                                       215      38,988,701.99           8.98      38.73      6.335        638
6.501 - 7.000                                       613     102,580,087.13          23.63      38.66      6.786        632
7.001 - 7.500                                       474      72,175,852.46          16.62      38.39      7.314        614
7.501 - 8.000                                       535      81,886,907.48          18.86      37.48      7.805        605
8.001 - 8.500                                       360      50,870,948.96          11.72      38.81      8.295        590
8.501 - 9.000                                       238      30,787,917.21           7.09      38.27      8.802        573
9.001 - 9.500                                       133      15,854,377.65           3.65      40.08      9.289        566
9.501 - 10.000                                       95      10,183,228.45           2.35      37.79      9.762        553
10.001 - 10.500                                      40       4,378,859.70           1.01      35.02     10.237        557
10.501 - 11.000                                      16       1,366,028.40           0.31      31.59     10.748        546
11.001 - 11.500                                       6         427,562.36           0.10      45.46     11.326        527
11.501 - 12.000                                       4         300,394.98           0.07      39.76     11.911        529
12.001 - 12.500                                       1          51,955.42           0.01      18.28      12.05        515
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Mortgage Coupons                                  LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
5.001 - 5.500                                      75.74%         360          357       3
5.501 - 6.000                                      73.00          356          353       3
6.001 - 6.500                                      74.28          355          353       3
6.501 - 7.000                                      76.17          352          349       3
7.001 - 7.500                                      78.33          353          350       3
7.501 - 8.000                                      79.32          356          353       3
8.001 - 8.500                                      79.67          356          354       3
8.501 - 9.000                                      80.03          359          356       3
9.001 - 9.500                                      78.93          356          353       3
9.501 - 10.000                                     77.34          353          350       3
10.001 - 10.500                                    72.60          356          353       3
10.501 - 11.000                                    76.95          353          350       3
11.001 - 11.500                                    68.61          360          357       3
11.501 - 12.000                                    72.76          360          357       3
12.001 - 12.500                                    61.18          360          357       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Combined Original LTV                           Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
15.01 - 20.00                                         5   $     372,806.15           0.09%     30.37%     7.494%       587
20.01 - 25.00                                         2         276,283.17           0.06      42.97      6.853        597
25.01 - 30.00                                         6         940,320.62           0.22      24.94      7.134        594
30.01 - 35.00                                        16       1,689,211.76           0.39      36.08      7.292        604
35.01 - 40.00                                        22       2,343,802.15           0.54      38.58      7.020        581
40.01 - 45.00                                        33       4,193,101.32           0.97      34.38      7.142        604
45.01 - 50.00                                        59       7,984,306.73           1.84      37.54      7.024        603
50.01 - 55.00                                        60       8,266,960.84           1.90      37.01      7.165        611
55.01 - 60.00                                        98      13,977,110.49           3.22      38.57      7.512        596
60.01 - 65.00                                       170      27,436,658.22           6.32      38.55      7.445        587
65.01 - 70.00                                       225      35,478,404.84           8.17      37.07      7.357        591
70.01 - 75.00                                       318      50,635,820.62          11.66      38.57      7.550        586
75.01 - 80.00                                       916     134,173,445.20          30.90      38.85      7.540        601
80.01 - 85.00                                       270      41,877,964.79           9.65      37.90      7.441        623
85.01 - 90.00                                       439      71,064,225.05          16.37      39.37      7.665        636
90.01 - 95.00                                       199      31,204,831.09           7.19      37.98      7.538        670
95.01 - 100.00                                       15       2,263,690.32           0.52      34.37      7.648        722
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Combined Original LTV                             LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
15.01 - 20.00                                      17.35%         336          333       3
20.01 - 25.00                                      22.97          360          357       3
25.01 - 30.00                                      27.41          360          357       3
30.01 - 35.00                                      32.93          356          353       3
35.01 - 40.00                                      37.24          334          331       3
40.01 - 45.00                                      42.74          340          337       3
45.01 - 50.00                                      47.89          347          344       3
50.01 - 55.00                                      53.08          335          333       3
55.01 - 60.00                                      57.93          353          351       3
60.01 - 65.00                                      63.24          354          351       3
65.01 - 70.00                                      68.67          355          353       3
70.01 - 75.00                                      73.94          354          352       3
75.01 - 80.00                                      79.59          355          352       3
80.01 - 85.00                                      84.43          355          352       3
85.01 - 90.00                                      89.74          359          356       3
90.01 - 95.00                                      94.73          356          354       3
95.01 - 100.00                                     99.89          351          348       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Statistical Cut-Off Date Principal Balance

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Principal Balance                               Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
less than 50,000.00                                  24   $   1,185,821.39           0.27%     28.84%     7.966%       584
50,000.01 - 75,000.00                               357      22,422,297.31           5.16      34.30      8.262        608
75,000.01 - 100,000.00                              427      37,476,282.81           8.63      36.28      8.030        616
100,000.01 - 125,000.00                             398      44,634,189.98          10.28      37.50      7.696        615
125,000.01 - 150,000.00                             373      51,336,062.02          11.82      37.40      7.528        611
150,000.01 - 175,000.00                             353      57,411,337.16          13.22      38.51      7.488        607
175,000.01 - 200,000.00                             263      49,347,711.28          11.37      38.40      7.397        605
200,000.01 - 225,000.00                             183      38,908,569.29           8.96      38.63      7.304        610
225,000.01 - 250,000.00                             147      34,947,090.86           8.05      40.41      7.286        603
250,000.01 - 275,000.00                             114      29,882,401.01           6.88      40.48      7.259        607
275,000.01 - 300,000.00                             100      28,843,812.63           6.64      38.80      7.297        613
300,000.01 - 325,000.00                              70      21,916,866.43           5.05      40.49      7.151        620
325,000.01 - 350,000.00                              20       6,724,007.38           1.55      41.54      7.131        641
350,000.01 - 375,000.00                              10       3,636,027.05           0.84      42.67      7.418        631
375,000.01 - 400,000.00                              11       4,257,005.44           0.98      43.92      7.301        635
400,000.01 - 425,000.00                               3       1,249,461.32           0.29      47.06      7.259        633
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Principal Balance                                 LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
less than 50,000.00                                56.59%         337          335       3
50,000.01 - 75,000.00                              74.33          341          338       3
75,000.01 - 100,000.00                             77.69          348          345       3
100,000.01 - 125,000.00                            77.83          353          350       3
125,000.01 - 150,000.00                            77.61          355          352       3
150,000.01 - 175,000.00                            76.94          354          351       3
175,000.01 - 200,000.00                            76.83          356          353       3
200,000.01 - 225,000.00                            77.93          358          356       3
225,000.01 - 250,000.00                            75.81          360          357       3
250,000.01 - 275,000.00                            79.34          354          351       3
275,000.01 - 300,000.00                            78.14          358          355       3
300,000.01 - 325,000.00                            79.94          357          355       3
325,000.01 - 350,000.00                            82.62          360          357       3
350,000.01 - 375,000.00                            83.28          360          357       3
375,000.01 - 400,000.00                            81.60          360          357       3
400,000.01 - 425,000.00                            84.92          360          357       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Original Term to Maturity                       Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
120                                                   3   $     261,456.63           0.06%     37.36%     8.251%       634
180                                                  85       9,239,550.43           2.13      35.68      7.337        640
240                                                  48       5,221,647.00           1.20      37.78      7.142        643
360                                               2,717     419,456,289.30          96.61      38.47      7.513        610
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Original Term to Maturity                         LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
120                                                79.69%         120          117       3
180                                                70.03          180          177       3
240                                                72.41          240          237       3
360                                                77.81          360          357       3
Total:                                             77.58%         355          352       3

Remaining Term to Maturity

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Remaining Term to Maturity                      Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
116 - 120                                             3   $     261,456.63           0.06%     37.36%      8.25%       634
176 - 180                                            85       9,239,550.43           2.13      35.68      7.337        640
236 - 240                                            48       5,221,647.00           1.20      37.78      7.142        643
351 - 355                                            10       1,817,134.17           0.42      37.61      7.666        585
356 - 360                                         2,707     417,639,155.13          96.19      38.47      7.512        610
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%      7.51%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Remaining Term to Maturity                        LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
116 - 120                                          79.69%         120          117       3
176 - 180                                          70.03          180          177       3
236 - 240                                          72.41          240          237       3
351 - 355                                          76.98          360          355       5
356 - 360                                          77.81          360          357       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Credit Score                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
751 - 800                                            52   $   7,502,493.08           1.73%     35.20%     7.078%       770
701 - 750                                           182      29,030,419.61           6.69      38.13      7.120        720
651 - 700                                           481      74,687,917.06          17.20      37.96      7.032        672
601 - 650                                           865     131,369,498.52          30.26      38.00      7.244        625
551 - 600                                           664      99,376,302.09          22.89      38.29      7.724        576
501 - 550                                           551      84,162,462.04          19.38      39.82      8.209        526
451 - 500                                            12       1,835,763.57           0.42      41.76      8.037        500
N/A                                                  46       6,214,087.39           1.43      38.91      7.815          0
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Credit Score                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
751 - 800                                          84.66%         356          353       3
701 - 750                                          83.84          351          347       3
651 - 700                                          80.94          349          346       3
601 - 650                                          78.63          355          353       3
551 - 600                                          74.16          357          354       3
501 - 550                                          74.27          358          355       3
451 - 500                                          74.02          360          358       2
N/A                                                77.70          341          338       3
Total:                                             77.58%         355          352       3

Credit Grade

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Credit Grade                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
AA+                                                 368   $  51,242,397.58          11.80%     38.06%     7.373%       698
AA                                                1,246     196,055,675.84          45.16      38.55      7.212        617
A                                                   869     130,459,886.99          30.05      37.93      7.603        596
B                                                   273      41,782,857.21           9.62      39.16      8.138        546
C                                                    63       9,285,502.03           2.14      40.51      8.989        546
CC                                                   34       5,352,623.71           1.23      38.15      9.586        567
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%      7.51%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Credit Grade                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
AA+                                                84.70%         347          344       3
AA                                                 77.29          354          351       3
A                                                  78.18          357          354       3
B                                                  72.26          359          356       3
C                                                  69.69          359          356       3
CC                                                 60.43          360          357       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Property Type                                   Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Single Family - Detached                          2,145   $ 312,978,493.59          72.09%     38.15%     7.519%       605
2-4 Family                                          275      56,266,512.66          12.96      39.80      7.352        631
PUD                                                 219      35,213,208.30           8.11      38.54      7.539        618
Low-Rise Condominium                                148      20,443,025.86           4.71      39.19      7.597        616
Single Family - Attached                             24       3,642,679.88           0.84      36.88      6.979        652
Manufactured Housing Detached                        30       3,197,269.42           0.74      38.05      8.030        623
High Rise Condo- Attached                            12       2,437,753.65           0.56      31.53      8.045        652
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Property Type                                     LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Single Family - Detached                           77.32%         354          351       3
2-4 Family                                         75.71          356          353       3
PUD                                                81.42          355          352       3
Low-Rise Condominium                               79.43          355          352       3
Single Family - Attached                           80.76          360          357       3
Manufactured Housing Detached                      80.56          354          351       3
High Rise Condo- Attached                          74.64          360          357       3
Total:                                             77.58%         355          352       3

Occupancy Status

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Occupancy Status                                Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Owner Occupied                                    2,648   $ 406,111,182.94          93.54%     38.56%     7.485%       607
Non-Owner Occupied                                  169      23,304,693.24           5.37      36.42      7.800        666
Second Home                                          36       4,763,067.18           1.10      34.85      7.745        662
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Occupancy Status                                  LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Owner Occupied                                     77.52%         355          352       3
Non-Owner Occupied                                 78.00          355          352       3
Second Home                                        80.73          351          349       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Documentation                                   Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Full Documentation                                1,872   $ 271,271,768.73          62.48%     38.65%     7.453%       604
Stated Income Documentation                         937     155,931,370.77          35.91      37.99      7.591        621
Lite Documentation                                   22       3,853,887.81           0.89      37.63      7.414        610
No Doc                                               22       3,121,916.05           0.72       0.00      7.844        709
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Documentation                                     LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Full Documentation                                 78.27%         355          352       3
Stated Income Documentation                        76.34          355          352       3
Lite Documentation                                 74.49          330          328       3
No Doc                                             82.92          357          354       3
Total:                                             77.58%         355          352       3

Loan Purpose

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Loan Purpose                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Cash-Out Refinance                                1,867   $ 288,252,195.95          66.39%     38.54%     7.492%       600
Purchase                                            736     108,795,777.09          25.06      38.19      7.600        640
Rate-Term Refinance                                 250      37,130,970.32           8.55      37.98      7.329        606
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Loan Purpose                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Cash-Out Refinance                                 75.34%         353          350       3
Purchase                                           84.20          360          357       3
Rate-Term Refinance                                75.54          352          349       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Product Type                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
2/28 ARM                                          1,529   $ 242,948,977.19          55.96%     38.75%     7.562%       593
30 Year Fixed                                     1,052     156,998,565.68          36.16      38.19      7.444        638
3/27 ARM                                            131      19,045,520.63           4.39      37.35      7.420        599
15 Year Fixed                                        78       8,579,281.65           1.98      35.64      7.286        641
20 Year Fixed                                        48       5,221,647.00           1.20      37.78      7.142        643
2/13 ARM                                              7         660,268.78           0.15      36.26      7.994        637
15/15 ARM                                             5         463,225.80           0.11      32.70      8.836        585
10 Year Fixed                                         3         261,456.63           0.06      37.36      8.251        634
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Product Type                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
2/28 ARM                                           78.65%         360          357       3
30 Year Fixed                                      76.44          360          357       3
3/27 ARM                                           78.36          360          357       3
15 Year Fixed                                      69.07          180          177       3
20 Year Fixed                                      72.41          240          237       3
2/13 ARM                                           82.44          180          177       3
15/15 ARM                                          77.23          360          357       3
10 Year Fixed                                      79.69          120          117       3
Total:                                             77.58%         355          352       3

Amortization

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Amortization                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Fully Amortizing                                  2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Amortization                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Fully Amortizing                                   77.58%         355          352       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Lien Position

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Lien Position                                   Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
1                                                 2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Lien Position                                     LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
1                                                  77.58%         355          352       3
Total:                                             77.58%         355          352       3

Prepayment Penalty Term

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Prepayment Penalty Term                         Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
0                                                   795   $ 118,465,677.02          27.28%     38.20%     7.684%       604
12                                                  232      43,838,749.45          10.10      39.17      7.326        623
13                                                    1         208,020.81           0.05      41.38      7.500        532
24                                                1,032     158,914,524.15          36.60      38.86      7.513        594
30                                                    9       1,818,017.51           0.42      34.98      8.130        603
36                                                  784     110,933,954.42          25.55      37.71      7.364        637
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Prepayment Penalty Term                           LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
0                                                  76.66%         354          351       3
12                                                 74.33          348          346       3
13                                                 85.00          360          356       4
24                                                 79.68          360          357       3
30                                                 83.79          335          333       3
36                                                 76.71          351          348       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
Geographic                                     Mortgage      Principal       by Principal     W.A.       Gross     Credit
Distribution                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
California                                          394   $  74,855,730.49          17.24%     39.15%     7.132%       606
New York                                            297      60,670,598.93          13.97      38.75      7.279        605
Massachusetts                                       247      47,031,356.68          10.83      39.59      7.137        614
New Jersey                                          178      31,125,525.60           7.17      38.71      7.809        600
Florida                                             249      29,456,922.94           6.78      38.91      7.873        615
Illinois                                            127      17,647,466.95           4.06      38.36      7.845        610
Texas                                               160      17,478,985.36           4.03      37.29      7.875        622
Connecticut                                          90      14,041,585.53           3.23      39.11      7.313        621
Pennsylvania                                        102      12,509,903.30           2.88      37.17      7.599        616
Rhode Island                                         76      11,972,771.08           2.76      40.20      7.358        626
Georgia                                              82       9,729,510.48           2.24      36.69      8.453        609
Arizona                                              66       9,313,913.34           2.15      36.42      7.563        609
Michigan                                             75       8,811,803.05           2.03      38.02      8.161        611
Colorado                                             52       7,880,191.10           1.81      35.84      7.119        624
Virginia                                             48       7,430,828.32           1.71      38.25      7.740        604
Washington                                           41       6,288,417.30           1.45      39.22      7.189        606
Minnesota                                            41       5,976,527.86           1.38      38.43      7.737        597
North Carolina                                       57       5,974,883.50           1.38      35.69      8.132        616
Ohio                                                 64       5,965,371.16           1.37      36.54      7.852        633
Maryland                                             33       5,440,596.72           1.25      36.83      7.730        608
Maine                                                38       4,616,675.20           1.06      37.20      7.386        623
New Hampshire                                        28       4,418,180.40           1.02      40.96      7.300        614
Nevada                                               27       3,938,826.76           0.91      38.72      7.272        615
Indiana                                              34       3,472,020.19           0.80      31.12      7.871        618
Missouri                                             34       3,175,477.73           0.73      37.13      8.013        619
Wisconsin                                            24       3,059,174.85           0.70      37.38      7.759        598
Oregon                                               15       2,460,026.37           0.57      41.14      7.212        605
South Carolina                                       26       2,241,836.92           0.52      35.04      8.442        598
Louisiana                                            21       2,079,757.26           0.48      34.92      8.164        655
Vermont                                              13       2,042,217.21           0.47      37.31      7.107        623
Utah                                                 15       2,000,528.28           0.46      33.48      7.402        599
Tennessee                                            18       1,830,017.31           0.42      43.65      8.399        601
Kansas                                               10       1,238,829.82           0.29      28.60      7.969        583
Iowa                                                 11       1,058,936.14           0.24      32.13      7.914        628
Kentucky                                             10         999,883.69           0.23      36.60      8.053        602
Idaho                                                 9         956,500.03           0.22      37.66      8.111        624
Delaware                                              8         931,429.89           0.21      37.99      7.446        630
Alabama                                               8         906,571.17           0.21      38.60      7.876        612
Oklahoma                                              5         724,661.69           0.17      38.53      8.183        590
Mississippi                                           5         457,797.54           0.11      37.65      9.113        618
New Mexico                                            4         451,073.50           0.10      40.01      7.202        645
Hawaii                                                2         391,557.90           0.09      28.53      9.748        595
Alaska                                                2         323,702.57           0.07      39.10      8.218        564
Wyoming                                               2         221,925.89           0.05      38.91      6.626        653
Montana                                               1         195,109.57           0.04      36.12      7.100        738
West Virginia                                         2         164,684.50           0.04      23.95      6.768        736
Nebraska                                              1         152,422.06           0.04      46.92      7.000        607
Arkansas                                              1          66,229.23           0.02      38.74      7.000        680
Total:                                            2,853   $ 434,178,943.36         100.00%     38.40%     7.505%       611


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
Geographic                                     Original      Term to     Term to     Loan
Distribution                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
California                                         75.99%         357          354       3
New York                                           72.96          352          349       3
Massachusetts                                      73.63          356          353       3
New Jersey                                         77.10          358          355       3
Florida                                            78.93          359          356       3
Illinois                                           79.74          359          356       3
Texas                                              78.09          338          335       3
Connecticut                                        79.79          355          353       3
Pennsylvania                                       79.64          353          350       3
Rhode Island                                       78.09          357          354       3
Georgia                                            82.63          350          347       3
Arizona                                            82.64          354          351       3
Michigan                                           80.61          357          354       3
Colorado                                           81.87          357          355       3
Virginia                                           82.16          359          356       3
Washington                                         80.60          360          357       3
Minnesota                                          79.28          360          357       3
North Carolina                                     81.70          347          344       3
Ohio                                               81.76          354          351       3
Maryland                                           82.14          358          355       3
Maine                                              76.20          347          344       3
New Hampshire                                      76.90          357          354       3
Nevada                                             84.05          354          351       3
Indiana                                            84.80          347          344       3
Missouri                                           81.87          353          350       3
Wisconsin                                          81.64          355          352       3
Oregon                                             84.54          360          357       3
South Carolina                                     83.18          344          341       3
Louisiana                                          82.49          334          331       3
Vermont                                            75.18          360          358       2
Utah                                               84.36          360          357       3
Tennessee                                          85.32          331          328       3
Kansas                                             78.49          360          358       2
Iowa                                               81.65          349          346       3
Kentucky                                           84.97          360          357       3
Idaho                                              85.87          360          357       3
Delaware                                           83.66          349          347       3
Alabama                                            80.87          352          350       3
Oklahoma                                           76.10          360          358       2
Mississippi                                        82.30          337          334       3
New Mexico                                         77.91          333          330       3
Hawaii                                             53.16          360          357       3
Alaska                                             71.90          360          357       3
Wyoming                                            91.60          360          358       2
Montana                                            90.00          360          357       3
West Virginia                                      72.15          180          177       3
Nebraska                                           80.00          360          357       3
Arkansas                                           80.00          360          357       3
Total:                                             77.58%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Gross Margin                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
2.501 - 3.000                                         5   $   1,067,544.81           0.41%     40.90%     5.921%       685
3.001 - 3.500                                        34       6,752,817.67           2.57      39.64     5.7730        647
3.501 - 4.000                                       108      18,984,587.18           7.22      39.21     6.2530        631
4.001 - 4.500                                       155      26,275,335.73           9.99      39.50     6.6960        621
4.501 - 5.000                                       253      41,164,953.08          15.65      38.30     6.9890        605
5.001 - 5.500                                       306      50,043,184.91          19.02      37.98     7.4340        596
5.501 - 6.000                                       295      45,190,742.05          17.18      38.82     7.8670        585
6.001 - 6.500                                       223      32,909,841.29          12.51      38.17     8.1960        575
6.501 - 7.000                                       144      21,069,198.65           8.01      38.68     8.5190        559
7.001 - 7.500                                        82      11,289,931.24           4.29      40.28     9.1940        552
7.501 - 8.000                                        67       8,369,855.79           3.18      37.43     9.5200        547
Total:                                            1,672   $ 263,117,992.40         100.00%     38.63%     7.555%       593


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Gross Margin                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
2.501 - 3.000                                      81.95%         360          357       3
3.001 - 3.500                                      71.44          360          357       3
3.501 - 4.000                                      73.11          360          357       3
4.001 - 4.500                                      75.90          359          356       3
4.501 - 5.000                                      77.90          359          357       3
5.001 - 5.500                                      79.79          360          357       3
5.501 - 6.000                                      80.81          359          357       3
6.001 - 6.500                                      81.77          360          357       3
6.501 - 7.000                                      79.22          360          357       3
7.001 - 7.500                                      77.87          359          356       3
7.501 - 8.000                                      77.37          358          356       3
Total:                                             78.64%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Initial Cap                                     Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
2.000                                                 2   $     475,986.75           0.18%      0.00%     7.561%       564
3.000                                             1,670     262,642,005.65          99.82      38.63      7.555        593
Total:                                            1,672   $ 263,117,992.40         100.00%     38.63%     7.555%       593


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Initial Cap                                       LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
2.000                                              69.45%         360          356       4
3.000                                              78.65          360          357       3
Total:                                             78.64%         360          357       3

Periodic Rate Cap - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Periodic Cap                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
1.000                                             1,642   $ 257,309,943.92          97.79%     38.61%     7.560%       594
1.500                                                30       5,808,048.48           2.21      39.62      7.344        571
Total:                                            1,672   $ 263,117,992.40         100.00%     38.63%     7.555%       593


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Periodic Cap                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
1.000                                              78.61%         360          357       3
1.500                                              79.66          360          356       4
Total:                                             78.64%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Maximum Rate                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
11.001 - 11.500                                      26   $   5,223,589.09           1.99%     38.90%     5.380%       649
11.501 - 12.000                                      76      14,664,122.79           5.57      39.80      5.868        635
12.001 - 12.500                                     135      23,738,268.76           9.02      38.49      6.318        619
12.501 - 13.000                                     265      46,850,052.97          17.81      39.55      6.825        611
13.001 - 13.500                                     256      41,145,984.68          15.64      39.21      7.283        600
13.501 - 14.000                                     305      47,833,733.87          18.18      37.01      7.770        588
14.001 - 14.500                                     238      35,188,125.86          13.37      38.14      8.244        576
14.501 - 15.000                                     176      24,925,686.90           9.47      38.78      8.734        564
15.001 - 15.500                                      91      11,687,211.92           4.44      40.34      9.142        554
15.501 - 16.000                                      68       7,919,663.85           3.01      39.31      9.705        539
16.001 - 16.500                                      24       2,828,534.99           1.08      34.64     10.234        554
16.501 - 17.000                                       8         787,603.04           0.30      29.97     10.728        545
17.001 - 17.500                                       3         264,966.84           0.10      45.25     11.393        539
17.501 - 18.000                                       1          60,446.84           0.02      28.48     11.940        514
Total:                                            1,672   $ 263,117,992.40         100.00%     38.63%     7.555%       593


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Maximum Rate                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
11.001 - 11.500                                    75.74%         360          357       3
11.501 - 12.000                                    73.48          360          357       3
12.001 - 12.500                                    76.70          360          357       3
12.501 - 13.000                                    79.36          360          357       3
13.001 - 13.500                                    79.38          359          356       3
13.501 - 14.000                                    80.25          360          357       3
14.001 - 14.500                                    79.02          359          356       3
14.501 - 15.000                                    80.26          359          357       3
15.001 - 15.500                                    78.09          360          357       3
15.501 - 16.000                                    76.08          358          355       3
16.001 - 16.500                                    70.34          360          357       3
16.501 - 17.000                                    73.45          360          357       3
17.001 - 17.500                                    64.54          360          357       3
17.501 - 18.000                                    57.62          360          357       3
Total:                                             78.64%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Minimum Rate                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
5.001 - 5.500                                        26   $   5,223,589.09           1.99%     38.90%     5.380%       649
5.501 - 6.000                                        76      14,917,847.17           5.67      39.77      5.867        636
6.001 - 6.500                                       136      24,052,747.48           9.14      38.75      6.315        617
6.501 - 7.000                                       272      48,350,592.65          18.38      39.33      6.805        611
7.001 - 7.500                                       264      42,309,626.24          16.08      38.97      7.310        598
7.501 - 8.000                                       309      48,204,100.13          18.32      37.15      7.813        587
8.001 - 8.500                                       234      34,636,385.68          13.16      38.21      8.296        576
8.501 - 9.000                                       172      23,859,429.92           9.07      39.00      8.802        562
9.001 - 9.500                                        84      10,213,272.33           3.88      40.64      9.260        555
9.501 - 10.000                                       63       7,408,850.00           2.82      39.07      9.761        539
10.001 - 10.500                                      24       2,828,534.99           1.08      34.64     10.234        554
10.501 - 11.000                                       8         787,603.04           0.30      29.97     10.728        545
11.001 - 11.500                                       3         264,966.84           0.10      45.25     11.393        539
11.501 - 12.000                                       1          60,446.84           0.02      28.48     11.940        514
Total:                                            1,672   $ 263,117,992.40         100.00%     38.63%     7.555%       593


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Minimum Rate                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
5.001 - 5.500                                      75.74%         360          357       3
5.501 - 6.000                                      73.67          360          357       3
6.001 - 6.500                                      76.21          360          357       3
6.501 - 7.000                                      79.25          360          357       3
7.001 - 7.500                                      79.64          359          356       3
7.501 - 8.000                                      80.41          360          357       3
8.001 - 8.500                                      79.02          359          356       3
8.501 - 9.000                                      79.98          359          357       3
9.001 - 9.500                                      77.97          360          357       3
9.501 - 10.000                                     76.49          358          355       3
10.001 - 10.500                                    70.34          360          357       3
10.501 - 11.000                                    73.45          360          357       3
11.001 - 11.500                                    64.54          360          357       3
11.501 - 12.000                                    57.62          360          357       3
Total:                                             78.64%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Next Rate Adjustment Date                       Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
July 1, 2005                                          1   $     346,111.28           0.13%     43.16%     6.850%       603
August 1, 2005                                        8       1,318,846.51           0.50      35.92      7.784        574
September 1, 2005                                    93      16,159,439.09           6.14      37.02      7.513        615
October 1, 2005                                     991     156,219,736.10          59.37      38.80      7.507        605
November 1, 2005                                    443      69,565,112.99          26.44      38.97      7.699        561
September 1, 2006                                    11       1,606,887.30           0.61      36.43      7.693        596
October 1, 2006                                      98      14,206,907.09           5.40      36.67      7.265        607
November 1, 2006                                     22       3,231,726.24           1.23      40.81      7.963        561
October 1, 2018                                       4         327,375.24           0.12      30.59      8.772        606
November 1, 2018                                      1         135,850.56           0.05      37.78      8.990        533
Total:                                            1,672   $ 263,117,992.40         100.00%     38.63%     7.555%       593


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Next Rate Adjustment Date                         LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
July 1, 2005                                       80.00%         360          354       6
August 1, 2005                                     74.68          360          355       5
September 1, 2005                                  77.43          360          356       4
October 1, 2005                                    78.89          359          356       3
November 1, 2005                                   78.49          360          358       2
September 1, 2006                                  80.11          360          356       4
October 1, 2006                                    77.86          360          357       3
November 1, 2006                                   79.68          360          358       2
October 1, 2018                                    76.08          360          357       3
November 1, 2018                                   80.00          360          358       2
Total:                                             78.64%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                         GROUP II MORTGAGE LOANS SUMMARY


Summary                                                                         Total               Minimum              Maximum
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                     $71,307,324.27
Number of Loans                                                                     291
Average Original Loan Balance                                               $245,675.95           $50,000.00           $840,000.00
Average Current Loan Balance                                                $245,042.35           $49,672.79           $837,642.22
(1) Weighted Average Combined Original LTV                                       77.99%               28.71%                95.00%
(1) Weighted Average Gross Coupon                                                7.267%               5.300%               13.500%
(1) (2) Weighted Average Gross Margin                                            5.234%               2.800%                9.900%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  22                   19                   177
(1) Weighted Average Remaining Term to Maturity (months)                            352                  177                   358
(1) (3) Weighted Average Credit Score                                               623                  500                   789
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 99.67% of the Mortgage Loans have Credit Scores.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Percent of Cut-Off Date
                                                           Range                                               Principal Balance
                                                           -----                                               -----------------
         Product Type                                      Adjustable                                               65.10%
                                                           Fixed                                                    34.90%

         Fully Amortizing Mortgage Loans                                                                           100.00%

         Lien                                              First                                                    98.06%
                                                           Second                                                    1.94%

         Property Type                                     SFR                                                      83.02%
                                                           PUD                                                       9.72%
                                                           2-4 Family                                                4.19%
                                                           Condominium                                               1.90%
                                                           Manufactured Housing                                      1.17%


         Occupancy Status                                  Owner Occupied                                           94.66%
                                                           Non-Owner Occupied                                        3.31%
                                                           Second Home                                               2.03%

         Geographic Distribution                           California                                               34.34%
                                                           New York                                                 13.55%
                                                           Massachusetts                                             9.55%
                                                           New Jersey                                                8.42%
                                                           Florida                                                   5.47%


         Number of States (including DC)                   35
         Largest Zip Code Concentration                    92675 (CA)                                                1.47%
         Loans with Prepayment Penalties                                                                            72.96%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Mortgage Coupons                                Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
5.001 - 5.500                                         6   $   2,140,034.00           3.00%     40.36%     5.352%       666
5.501 - 6.000                                        16       5,416,605.41           7.60      37.76      5.882        642
6.001 - 6.500                                        30      11,159,136.61          15.65      44.06      6.355        653
6.501 - 7.000                                        56      18,804,761.84          26.37      41.99      6.752        648
7.001 - 7.500                                        43      12,454,821.20          17.47      39.74      7.320        620
7.501 - 8.000                                        35       9,130,104.41          12.80      39.33      7.775        607
8.001 - 8.500                                        21       2,840,334.38           3.98      39.15      8.270        568
8.501 - 9.000                                        15       2,330,325.87           3.27      38.11      8.755        546
9.001 - 9.500                                        19       2,235,815.92           3.14      40.16      9.268        553
9.501 - 10.000                                       18       2,073,482.21           2.91      40.06      9.854        551
10.001 - 10.500                                      10         961,175.99           1.35      40.68     10.328        561
10.501 - 11.000                                       8         845,076.85           1.19      40.01     10.810        557
11.001 - 11.500                                       4         238,272.20           0.33      38.15     11.137        544
11.501 - 12.000                                       7         510,511.65           0.72      44.89     11.697        552
12.001 - 12.500                                       2         111,667.50           0.16      47.51     12.233        555
13.001 - 13.500                                       1          55,198.23           0.08      35.14     13.500        504
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Mortgage Coupons                                  LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
5.001 - 5.500                                      81.58%         360          357       3
5.501 - 6.000                                      75.48          360          357       3
6.001 - 6.500                                      76.49          360          357       3
6.501 - 7.000                                      76.89          355          352       3
7.001 - 7.500                                      79.21          359          356       3
7.501 - 8.000                                      80.58          355          352       3
8.001 - 8.500                                      80.53          349          346       3
8.501 - 9.000                                      82.42          346          344       2
9.001 - 9.500                                      76.72          353          351       3
9.501 - 10.000                                     77.53          339          337       3
10.001 - 10.500                                    71.40          348          345       3
10.501 - 11.000                                    78.05          331          328       3
11.001 - 11.500                                    77.96          297          294       3
11.501 - 12.000                                    73.22          315          312       3
12.001 - 12.500                                    78.76          240          237       3
13.001 - 13.500                                    65.00          360          357       3
Total:                                             77.99%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Combined Original LTV                           Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
25.01 - 30.00                                         2   $     799,527.78           1.12%     42.05%     6.701%       733
30.01 - 35.00                                         3         204,740.60           0.29      26.89      6.754        593
35.01 - 40.00                                         1          77,818.14           0.11      44.78      7.300        691
40.01 - 45.00                                         4       1,603,937.00           2.25      38.37      6.968        604
45.01 - 50.00                                         3         751,830.66           1.05      43.29      6.669        667
50.01 - 55.00                                         5       1,216,222.97           1.71      31.28      7.427        624
55.01 - 60.00                                        10       2,281,603.68           3.20      39.95      7.579        599
60.01 - 65.00                                        26       4,768,563.70           6.69      43.84      7.772        579
65.01 - 70.00                                        21       4,560,883.89           6.40      43.01      7.188        620
70.01 - 75.00                                        37       9,376,043.10          13.15      41.91      7.234        614
75.01 - 80.00                                        73      18,473,818.48          25.91      41.66      7.125        616
80.01 - 85.00                                        31       6,615,230.08           9.28      38.80      7.370        619
85.01 - 90.00                                        50      12,977,473.18          18.20      39.75      7.430        626
90.01 - 95.00                                        25       7,599,631.01          10.66      39.86      7.091        676
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Combined Original LTV                             LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
25.01 - 30.00                                      29.17%         360          357       3
30.01 - 35.00                                      32.35          360          357       3
35.01 - 40.00                                      40.00          360          357       3
40.01 - 45.00                                      42.85          360          357       3
45.01 - 50.00                                      48.83          336          333       3
50.01 - 55.00                                      50.71          360          357       3
55.01 - 60.00                                      57.51          360          357       3
60.01 - 65.00                                      64.21          351          349       3
65.01 - 70.00                                      69.11          352          349       3
70.01 - 75.00                                      74.20          354          352       3
75.01 - 80.00                                      79.64          354          351       3
80.01 - 85.00                                      84.43          347          344       3
85.01 - 90.00                                      89.49          360          357       3
90.01 - 95.00                                      94.96          357          355       3
Total:                                             77.99%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Statistical Cut-Off Date Principal Balance

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Principal Balance                               Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
less than 50,000.00                                   9   $     448,256.47           0.63%     45.48%    10.448%       572
50,000.01 - 75,000.00                                51       3,300,366.21           4.63      35.56      8.884        598
75,000.01 - 100,000.00                               48       4,188,819.39           5.87      38.61      8.510        599
100,000.01 - 125,000.00                              21       2,312,798.30           3.24      38.43      7.953        595
125,000.01 - 150,000.00                              19       2,583,973.28           3.62      40.85      8.876        573
150,000.01 - 175,000.00                               3         501,469.61           0.70      43.31      9.292        575
175,000.01 - 200,000.00                               2         380,427.88           0.53      36.98      8.536        560
200,000.01 - 225,000.00                               2         427,459.32           0.60      46.19      8.626        579
225,000.01 - 250,000.00                               1         227,087.57           0.32      30.22      6.500        682
250,000.01 - 275,000.00                               1         271,026.65           0.38      35.92      6.990        632
300,000.01 - 325,000.00                               2         618,447.91           0.87      43.04      7.929        591
325,000.01 - 350,000.00                              19       6,491,648.97           9.10      42.29      7.497        616
350,000.01 - 375,000.00                              26       9,419,092.50          13.21      41.62      6.732        649
375,000.01 - 400,000.00                              19       7,391,173.24          10.37      43.19      7.045        616
400,000.01 - 425,000.00                              13       5,307,131.80           7.44      38.29      6.664        679
425,000.01 - 450,000.00                              13       5,680,182.06           7.97      39.33      6.553        630
450,000.01 - 475,000.00                               9       4,163,490.23           5.84      39.84      7.365        616
475,000.01 - 500,000.00                              18       8,835,321.42          12.39      39.85      6.913        622
500,000.01 - 525,000.00                               2       1,044,161.16           1.46      48.74      6.699        643
525,000.01 - 550,000.00                               4       2,176,481.81           3.05      41.10      6.490        636
550,000.01 - 575,000.00                               2       1,111,101.75           1.56      45.79      6.926        605
575,000.01 - 600,000.00                               5       2,968,430.67           4.16      45.15      6.951        624
600,000.01 - 625,000.00                               1         621,333.85           0.87      34.60      6.600        629
825,000.01 - 850,000.00                               1         837,642.22           1.17      53.86      6.350        626
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Principal Balance                                 LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
less than 50,000.00                                67.57%         273          270       3
50,000.01 - 75,000.00                              76.35          339          336       3
75,000.01 - 100,000.00                             78.51          340          337       3
100,000.01 - 125,000.00                            78.20          346          343       3
125,000.01 - 150,000.00                            72.61          337          334       3
150,000.01 - 175,000.00                            73.04          301          298       3
175,000.01 - 200,000.00                            84.57          360          357       3
200,000.01 - 225,000.00                            67.22          360          357       3
225,000.01 - 250,000.00                            70.00          360          358       2
250,000.01 - 275,000.00                            95.00          360          357       3
300,000.01 - 325,000.00                            77.55          360          357       3
325,000.01 - 350,000.00                            79.64          360          357       3
350,000.01 - 375,000.00                            80.40          360          357       3
375,000.01 - 400,000.00                            73.78          360          357       3
400,000.01 - 425,000.00                            82.18          360          357       3
425,000.01 - 450,000.00                            76.05          351          348       3
450,000.01 - 475,000.00                            88.75          360          357       3
475,000.01 - 500,000.00                            75.89          360          357       3
500,000.01 - 525,000.00                            76.29          360          357       3
525,000.01 - 550,000.00                            80.86          360          357       3
550,000.01 - 575,000.00                            77.51          360          357       3
575,000.01 - 600,000.00                            72.97          360          357       3
600,000.01 - 625,000.00                            73.29          360          357       3
825,000.01 - 850,000.00                            75.00          360          357       3
Total:                                             77.99%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Original Term to Maturity                       Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
180                                                  11   $     967,406.02           1.36%     44.61%     8.470%       603
240                                                  16       1,611,230.65           2.26      41.49      8.889        622
360                                                 264      68,728,687.60          96.38      40.76      7.212        624
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Original Term to Maturity                         LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
180                                                76.80%         180          177       3
240                                                75.44          240          237       3
360                                                78.07          360          357       3
Total:                                             77.99%         355          352       3

Remaining Term to Maturity

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Remaining Term to Maturity                      Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
176 - 180                                            11   $     967,406.02           1.36%     44.61%     8.470%       603
236 - 240                                            16       1,611,230.65           2.26      41.49      8.889        622
351 - 355                                             3       1,164,131.94           1.63      38.04      6.509        658
356 - 360                                           261      67,564,555.66          94.75      40.80      7.224        623
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Remaining Term to Maturity                        LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
176 - 180                                          76.80%         180          177       3
236 - 240                                          75.44          240          237       3
351 - 355                                          75.87          360          355       5
356 - 360                                          78.11          360          357       3
Total:                                             77.99%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Credit Score                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
751 - 800                                             6   $   2,286,760.31           3.21%     41.03%     6.714%       767
701 - 750                                            20       5,887,555.90           8.26      42.41      6.475        720
651 - 700                                            52      13,975,521.12          19.60      38.49      6.921        669
601 - 650                                            78      24,250,071.66          34.01      41.84      6.773        626
551 - 600                                            81      16,857,321.63          23.64      40.33      7.797        575
501 - 550                                            51       7,749,039.86          10.87      41.44      8.933        523
451 - 500                                             1          68,319.50           0.10      35.96     10.600        500
N/A                                                   2         232,734.29           0.33      46.05     10.099          0
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Credit Score                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
751 - 800                                          76.15%         360          357       3
701 - 750                                          82.78          351          348       3
651 - 700                                          76.81          355          352       3
601 - 650                                          80.45          357          354       3
551 - 600                                          75.02          355          352       3
501 - 550                                          75.60          349          346       2
451 - 500                                          90.00          360          357       3
N/A                                                81.02          360          356       4
Total:                                             77.99%         355          352       3

Credit Grade

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Credit Grade                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
AA+                                                  25   $   5,582,420.22           7.83%     38.07%     6.955%       702
AA                                                  135      39,840,059.35          55.87      41.11      6.907        637
A                                                    79      18,310,271.99          25.68      40.64      7.549        595
B                                                    29       4,408,693.23           6.18      43.04      8.271        556
C                                                     9       1,496,881.48           2.10      34.41      8.224        582
CC                                                   14       1,668,998.00           2.34      44.77     10.302        550
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Credit Grade                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
AA+                                                72.60%         347          344       3
AA                                                 79.75          355          352       3
A                                                  78.86          356          353       3
B                                                  73.06          357          354       3
C                                                  71.13          360          358       2
CC                                                 63.65          360          357       3
Total:                                             77.99%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Property Type                                   Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Single Family - Detached                            229   $  58,689,656.24          82.31%     41.45%     7.213%       622
PUD                                                  25       6,930,430.44           9.72      37.86      7.222        619
2-4 Family                                           16       2,985,456.16           4.19      38.57      7.660        631
Low-Rise Condominium                                  9       1,146,639.55           1.61      37.97      8.559        625
Manufactured Housing Detached                         8         837,358.26           1.17      35.19      8.683        650
Single Family - Attached                              3         512,024.05           0.72      35.83      6.629        725
High Rise Condo- Attached                             1         205,759.57           0.29      49.18      7.200        605
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Property Type                                     LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Single Family - Detached                           77.35%         356          353       3
PUD                                                81.30          343          340       3
2-4 Family                                         79.05          360          357       3
Low-Rise Condominium                               83.21          350          347       3
Manufactured Housing Detached                      86.80          360          357       3
Single Family - Attached                           75.65          360          357       3
High Rise Condo- Attached                          75.00          360          357       3
Total:                                             77.99%         355          352       3

Occupancy Status

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Occupancy Status                                Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Owner Occupied                                      265   $  67,501,849.58          94.66%     40.75%     7.252%       621
Non-Owner Occupied                                   20       2,359,056.53           3.31      42.08      7.801        626
Second Home                                           6       1,446,418.16           2.03      42.09      7.095        717
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Occupancy Status                                  LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Owner Occupied                                     78.75%         355          352       3
Non-Owner Occupied                                 71.77          360          357       3
Second Home                                        52.89          352          349       3
Total:                                             77.99%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Documentation                                   Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Full Documentation                                  203   $  45,496,432.08          63.80%     40.98%     7.254%       619
Stated Income Documentation                          86      25,321,011.83          35.51      40.51      7.285        631
No Doc                                                1         352,428.14           0.49       0.00      6.990        691
Lite Documentation                                    1         137,452.22           0.19      47.50      9.100        520
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Documentation                                     LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Full Documentation                                 80.28%         355          352       3
Stated Income Documentation                        73.77          355          352       3
No Doc                                             85.00          360          356       4
Lite Documentation                                 80.00          360          358       2
Total:                                             77.99%         355          352       3

Loan Purpose

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Loan Purpose                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Cash-Out Refinance                                  188   $  42,844,406.70          60.08%     41.27%     7.314%       618
Purchase                                             71      21,954,478.31          30.79      40.90      7.184        632
Rate-Term Refinance                                  32       6,508,439.26           9.13      37.69      7.236        627
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Loan Purpose                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Cash-Out Refinance                                 76.19%         352          349       3
Purchase                                           82.19          360          357       3
Rate-Term Refinance                                75.69          355          352       3
Total:                                             77.99%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Product Type                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
2/28 ARM                                            157   $  44,221,721.82          62.02%     41.10%     7.277%       607
30 Year Fixed                                        90      22,310,331.56          31.29      39.96      7.023        658
3/27 ARM                                             15       1,981,824.97           2.78      41.87      7.847        607
20 Year Fixed                                        16       1,611,230.65           2.26      41.49      8.889        622
15 Year Fixed                                        11         967,406.02           1.36      44.61       8.47        603
15/15 ARM                                             2         214,809.25           0.30      44.76      7.659        625
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Product Type                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
2/28 ARM                                           79.75%         360          357       3
30 Year Fixed                                      74.60          360          357       3
3/27 ARM                                           79.53          360          357       3
20 Year Fixed                                      75.44          240          237       3
15 Year Fixed                                      76.80          180          177       3
15/15 ARM                                          77.81          360          357       3
Total:                                             77.99%         355          352       3

Amortization

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Amortization                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
Fully Amortizing                                    291   $  71,307,324.27         100.00%     40.82%     7.267%       623
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Amortization                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
Fully Amortizing                                   77.99%         355          352       3
Total:                                             77.99%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Lien Position

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Lien Position                                   Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
1                                                   272   $  69,925,781.71          98.06%     40.73%     7.208%       624
2                                                    19       1,381,542.56           1.94      45.20     10.238        592
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Lien Position                                     LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
1                                                  78.12%         357          354       3
2                                                  71.46          231          229       3
Total:                                             77.99%         355          352       3

Prepayment Penalty Term

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Prepayment Penalty Term                         Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
0                                                    76   $  19,283,972.11          27.04%     40.69%     7.386%       624
12                                                   12       4,692,716.10           6.58      39.10      6.647        655
24                                                  115      31,713,298.03          44.47      40.55      7.241        609
36                                                   88      15,617,338.03          21.90      42.03      7.358        643
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Prepayment Penalty Term                           LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
0                                                  73.48%         353          350       3
12                                                 79.31          360          357       3
24                                                 81.44          359          357       3
36                                                 76.15          347          344       3
Total:                                             77.99%         355          352       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Distribution                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
California                                           65   $  24,487,612.27          34.34%     43.00%     6.835%       636
New York                                             28       9,665,543.74          13.55      40.36      6.944        632
Massachusetts                                        18       6,812,968.92           9.55      44.22      7.046        608
New Jersey                                           20       6,004,178.95           8.42      40.31      7.493        620
Florida                                              30       3,898,694.10           5.47      35.21      8.310        569
Virginia                                             16       2,530,349.42           3.55      41.88      7.644        647
Connecticut                                           7       2,198,364.58           3.08      39.16      7.399        603
Texas                                                 8       2,083,269.27           2.92      35.63      6.959        682
Pennsylvania                                          9       1,569,765.31           2.20      34.43      7.691        605
Arizona                                               6       1,567,695.37           2.20      32.15      7.251        630
Michigan                                             10       1,365,629.50           1.92      37.23      8.143        617
Georgia                                               8       1,305,925.86           1.83      46.34      9.425        612
Colorado                                              3         919,365.42           1.29      41.75      6.849        606
Maine                                                 6         913,622.63           1.28      34.95      6.858        634
New Hampshire                                         5         829,821.71           1.16      46.22      7.247        598
Illinois                                              3         671,336.63           0.94      40.19      7.648        589
Maryland                                              3         583,527.40           0.82      37.65      7.344        616
Ohio                                                  7         578,709.78           0.81      42.57      8.434        590
Tennessee                                             6         528,349.91           0.74      40.77      8.371        565
Kentucky                                              4         381,034.16           0.53      39.55      8.271        579
Missouri                                              4         357,024.72           0.50      34.27      8.669        614
Indiana                                               4         280,915.76           0.39      32.35      7.367        663
Nevada                                                2         266,544.00           0.37      31.13      7.673        589
Washington                                            2         238,556.24           0.33      47.86      9.467        603
South Carolina                                        3         219,384.04           0.31      39.12      8.889        599
Delaware                                              2         155,131.16           0.22      38.20      9.087        547
Alabama                                               2         140,910.71           0.20      34.79      9.905        550
Utah                                                  2         137,877.81           0.19      44.78      7.300        691
Mississippi                                           2         126,306.27           0.18      29.86      9.936        567
New Mexico                                            1          99,891.81           0.14      36.62     10.990        570
Vermont                                               1          99,611.79           0.14      40.64     10.200        658
Kansas                                                1          94,202.57           0.13      42.44      5.750        714
Wisconsin                                             1          83,733.52           0.12      45.34      7.750        604
North Carolina                                        1          61,471.82           0.09      26.74      8.250        568
North Dakota                                          1          49,997.12           0.07      49.88     11.550        529
Total:                                              291   $  71,307,324.27         100.00%     40.82%     7.267%       623


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Distribution                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
California                                         80.15%         357          353       3
New York                                           78.14          353          350       3
Massachusetts                                      77.94          359          356       3
New Jersey                                         78.76          360          357       3
Florida                                            72.82          354          351       3
Virginia                                           76.21          360          357       3
Connecticut                                        78.87          355          352       3
Texas                                              73.03          325          322       3
Pennsylvania                                       79.53          348          346       3
Arizona                                            67.57          360          357       3
Michigan                                           82.38          345          343       3
Georgia                                            84.79          360          357       3
Colorado                                           89.33          360          357       3
Maine                                              53.23          360          357       3
New Hampshire                                      77.20          351          348       3
Illinois                                           54.23          360          357       3
Maryland                                           78.01          360          357       3
Ohio                                               82.87          360          357       3
Tennessee                                          75.98          335          332       3
Kentucky                                           75.92          360          357       3
Missouri                                           82.30          360          357       3
Indiana                                            89.32          360          357       3
Nevada                                             80.92          249          247       2
Washington                                         69.38          360          357       3
South Carolina                                     85.75          360          357       3
Delaware                                           76.08          360          358       2
Alabama                                            77.38          360          358       2
Utah                                               53.07          360          357       3
Mississippi                                        82.72          360          358       2
New Mexico                                         80.00          360          357       3
Vermont                                            76.64          240          237       3
Kansas                                             75.00          360          357       3
Wisconsin                                          80.00          360          357       3
North Carolina                                     80.00          360          357       3
North Dakota                                       65.00          360          357       3
Total:                                             77.99%         355          352       3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Gross Margin                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
2.501 - 3.000                                         2   $     892,878.84           1.92%     41.68%     5.570%       678
3.001 - 3.500                                         6       1,847,228.96           3.98      42.92      5.910        646
3.501 - 4.000                                        12       4,149,540.90           8.94      45.11      6.370        632
4.001 - 4.500                                        21       7,492,675.80          16.14      41.57      6.548        632
4.501 - 5.000                                        30       9,075,178.73          19.55      40.46      6.850        630
5.001 - 5.500                                        25       7,475,052.29          16.10      40.92      7.434        591
5.501 - 6.000                                        20       6,285,202.30          13.54      40.13      7.451        591
6.001 - 6.500                                        12       2,549,434.22           5.49      38.59      8.077        560
6.501 - 7.000                                        12       2,522,441.03           5.43      40.79      8.284        593
7.001 - 7.500                                         4         457,742.05           0.99      36.64      9.495        542
7.501 - 8.000                                         7       1,222,954.66           2.63      45.05      9.888        542
8.001 - 8.500                                        12       1,142,123.91           2.46      35.65      9.936        533
8.501 - 9.000                                         7         814,496.28           1.75      36.95     10.422        528
9.001 - 9.500                                         2         192,550.31           0.41      42.28     10.840        529
9.501 - 10.000                                        2         298,855.76           0.64      49.10     10.717        590
Total:                                              174   $  46,418,356.04         100.00%     41.15%     7.303%       607


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Gross Margin                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
2.501 - 3.000                                      80.00%         360          357       3
3.001 - 3.500                                      72.10          360          357       3
3.501 - 4.000                                      76.13          360          357       3
4.001 - 4.500                                      80.94          360          357       3
4.501 - 5.000                                      79.65          360          357       3
5.001 - 5.500                                      78.80          360          357       3
5.501 - 6.000                                      82.17          360          357       3
6.001 - 6.500                                      86.18          360          357       3
6.501 - 7.000                                      85.35          360          357       3
7.001 - 7.500                                      69.40          360          357       3
7.501 - 8.000                                      72.77          360          358       2
8.001 - 8.500                                      83.23          360          357       3
8.501 - 9.000                                      71.84          360          357       3
9.001 - 9.500                                      77.85          360          356       4
9.501 - 10.000                                     71.52          360          357       3
Total:                                             79.73%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Initial Cap                                     Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
2.000                                                 2   $     750,008.32           1.62%      0.00%     6.797%       733
3.000                                               172      45,668,347.72          98.38      41.15      7.311        605
Total:                                              174   $  46,418,356.04         100.00%     41.15%     7.303%       607

                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Initial Cap                                       LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
2.000                                              90.30%         360          356       4
3.000                                              79.56          360          357       3
Total:                                             79.73%         360          357       3

Periodic Rate Cap - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Periodic Cap                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
1.000                                               172   $  45,277,946.83          97.54%     41.23%     7.301%       608
1.500                                                 2       1,140,409.21           2.46      34.94      7.380        580
Total:                                              174   $  46,418,356.04         100.00%     41.15%     7.303%       607


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Periodic Cap                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
1.000                                              79.73%         360          357       3
1.500                                              79.99          360          356       4
Total:                                             79.73%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Maximum Rate                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
11.001 - 11.500                                       6   $   2,140,034.00           4.61%     40.36%     5.352%       666
11.501 - 12.000                                      10       3,229,248.45           6.96      36.57      5.968        632
12.001 - 12.500                                      18       7,068,744.07          15.23      43.67      6.321        634
12.501 - 13.000                                      24       8,080,669.66          17.41      44.11      6.805        622
13.001 - 13.500                                      26       8,914,058.13          19.20      40.90      7.267        618
13.501 - 14.000                                      25       7,169,034.28          15.44      39.98      7.649        594
14.001 - 14.500                                      16       3,450,273.22           7.43      37.74      7.955        568
14.501 - 15.000                                       8       1,427,821.89           3.08      42.13      8.763        545
15.001 - 15.500                                      14       1,847,868.53           3.98      39.36      9.281        546
15.501 - 16.000                                      11       1,495,687.45           3.22      39.62      9.884        542
16.001 - 16.500                                       6         646,434.93           1.39      40.38     10.317        536
16.501 - 17.000                                       6         709,497.03           1.53      40.69     10.799        550
17.001 - 17.500                                       1          62,203.87           0.13      20.84     11.100        517
17.501 - 18.000                                       3         176,780.53           0.38      42.99     11.703        540
Total:                                              174   $  46,418,356.04         100.00%     41.15%     7.303%       607


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Maximum Rate                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
11.001 - 11.500                                    81.58%         360          357       3
11.501 - 12.000                                    77.15          360          357       3
12.001 - 12.500                                    81.84          360          357       3
12.501 - 13.000                                    76.79          360          357       3
13.001 - 13.500                                    82.80          360          357       3
13.501 - 14.000                                    78.59          360          357       3
14.001 - 14.500                                    80.94          360          357       3
14.501 - 15.000                                    85.47          360          357       3
15.001 - 15.500                                    75.51          360          357       3
15.501 - 16.000                                    79.76          360          357       3
16.001 - 16.500                                    69.22          360          357       3
16.501 - 17.000                                    78.80          360          357       3
17.001 - 17.500                                    75.00          360          358       2
17.501 - 18.000                                    63.92          360          357       3
Total:                                             79.73%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Minimum Rate                                    Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
5.001 - 5.500                                         6   $   2,140,034.00           4.61%     40.36%     5.352%       666
5.501 - 6.000                                        10       3,322,698.93           7.16      37.19      5.836        639
6.001 - 6.500                                        19       7,417,465.66          15.98      43.90      6.329        633
6.501 - 7.000                                        26       8,737,227.50          18.82      43.94      6.864        629
7.001 - 7.500                                        27       9,705,745.75          20.91      40.24      7.308        614
7.501 - 8.000                                        23       6,419,025.96          13.83      39.98      7.749        577
8.001 - 8.500                                        14       2,309,864.01           4.98      38.41      8.239        563
8.501 - 9.000                                         8       1,427,821.89           3.08      42.13      8.763        545
9.001 - 9.500                                        14       1,847,868.53           3.98      39.36      9.281        546
9.501 - 10.000                                       11       1,495,687.45           3.22      39.62      9.884        542
10.001 - 10.500                                       6         646,434.93           1.39      40.38     10.317        536
10.501 - 11.000                                       6         709,497.03           1.53      40.69     10.799        550
11.001 - 11.500                                       1          62,203.87           0.13      20.84     11.100        517
11.501 - 12.000                                       3         176,780.53           0.38      42.99     11.703        540
Total:                                              174   $  46,418,356.04         100.00%     41.15%     7.303%       607


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Minimum Rate                                      LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
5.001 - 5.500                                      81.58%         360          357       3
5.501 - 6.000                                      72.14          360          357       3
6.001 - 6.500                                      80.98          360          357       3
6.501 - 7.000                                      79.85          360          357       3
7.001 - 7.500                                      83.16          360          357       3
7.501 - 8.000                                      77.23          360          357       3
8.001 - 8.500                                      81.40          360          357       3
8.501 - 9.000                                      85.47          360          357       3
9.001 - 9.500                                      75.51          360          357       3
9.501 - 10.000                                     79.76          360          357       3
10.001 - 10.500                                    69.22          360          357       3
10.501 - 11.000                                    78.80          360          357       3
11.001 - 11.500                                    75.00          360          358       2
11.501 - 12.000                                    63.92          360          357       3
Total:                                             79.73%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
     Asset Backed Funding Corporation                 Banc of America Securities
     Asset-Backed Certificates, Series 2004-OPT2                          [LOGO]
     GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

                                                Number                         Percent
                                                  of         Aggregate         of Loans                  W.A.       W.A.
                                               Mortgage      Principal       by Principal     W.A.       Gross     Credit
Next Rate Adjustment Date                       Loans         Balance          Balance         DTI      Coupon      Score
--------------------------------------------   --------   ----------------   ------------    -------    -------    -------
August 1, 2005                                        1   $     404,308.28           0.87%     41.66%     6.975%       665
September 1, 2005                                    11       4,226,836.92           9.11      41.39      7.009        643
October 1, 2005                                     107      26,950,133.21          58.06      41.35      7.219        614
November 1, 2005                                     38      12,640,443.41          27.23      40.50      7.501        577
September 1, 2006                                     1         390,986.88           0.84      45.48      7.500        603
October 1, 2006                                      10       1,305,285.11           2.81      43.30      7.517        623
November 1, 2006                                      4         285,552.98           0.62      30.40      9.833        540
October 1, 2018                                       2         214,809.25           0.46      44.76      7.659        625
Total:                                              174   $  46,418,356.04         100.00%     41.15%     7.303%       607


                                                 W.A.         W.A.         W.A.
                                               Combined     Original    Remaining    W.A.
                                               Original      Term to     Term to     Loan
Next Rate Adjustment Date                         LTV       Maturity     Maturity     Age
--------------------------------------------   ---------    ---------   ----------   -----
August 1, 2005                                     84.94%         360          355       5
September 1, 2005                                  74.12          360          356       4
October 1, 2005                                    79.76          360          357       3
November 1, 2005                                   81.44          360          358       2
September 1, 2006                                  90.00          360          356       4
October 1, 2006                                    75.43          360          357       3
November 1, 2006                                   83.94          360          358       2
October 1, 2018                                    77.81          360          357       3
Total:                                             79.73%         360          357       3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FICO & Documentation

---------------------------------------------------------------------------------------------------------
FICO Score      Full Doc    Stated Doc    Limited Doc    No Doc    All Docs    Avg Prin Bal   Current LTV
---------------------------------------------------------------------------------------------------------
Not Available       1.11%         0.16%          0.00%     0.00%       1.28%     134,308.79          77.6
500 - 549          12.37%         5.63%          0.17%     0.00%      18.16%     152,731.59         74.25
550 - 599          15.60%         7.15%          0.20%     0.00%      22.95%     155,509.78         74.07
600 - 649          19.63%        10.90%          0.18%     0.00%      30.71%     165,309.52         78.67
650 - 699           9.89%         7.41%          0.20%     0.34%      17.84%     166,098.60         79.96
700 - 749           3.16%         3.35%          0.06%     0.31%       6.87%     172,804.82         83.37
750 - 799           0.90%         1.26%          0.00%     0.04%       2.19%     167,977.50         82.75
Total:             62.67%        35.86%          0.79%     0.69%     100.00%     160,778.07         77.44
---------------------------------------------------------------------------------------------------------





LTV & FICO

------------------------------------------------------------------------------------------------------------------
Current LTV      Fico NA    500 - 549    550 - 599    600 - 649    650 - 699    700 - 749    750 - 799     Total
------------------------------------------------------------------------------------------------------------------
0.01 - 50.00        0.11%        0.52%        1.44%        1.27%        0.51%        0.23%        0.12%      4.21%
50.01 - 55.00       0.00%        0.40%        0.48%        0.47%        0.31%        0.17%        0.03%      1.86
55.01 - 60.00       0.00%        0.69%        1.09%        0.73%        0.57%        0.13%        0.03%      3.24
60.01 - 65.00       0.05%        1.94%        1.80%        1.87%        0.58%        0.19%        0.00%      6.43
65.01 - 70.00       0.11%        1.94%        2.43%        1.89%        1.35%        0.13%        0.13%      7.97
70.01 - 75.00       0.18%        3.41%        3.10%        3.04%        1.48%        0.52%        0.10%     11.83
75.01 - 80.00       0.33%        6.86%        7.50%        8.70%        4.91%        1.58%        0.24%     30.13
80.01 - 85.00       0.17%        0.86%        2.04%        3.96%        1.98%        0.33%        0.25%      9.57
85.01 - 90.00       0.20%        1.54%        3.07%        5.91%        3.60%        1.44%        0.86%     16.63
90.01 - 95.00       0.12%        0.00%        0.00%        2.86%        2.54%        1.81%        0.35%      7.68
95.01 - 100.00      0.00%        0.00%        0.00%        0.03%        0.02%        0.34%        0.07%      0.45
Total:              1.28%       18.16%       22.95%       30.71%       17.84%        6.87%        2.19%    100.00%
------------------------------------------------------------------------------------------------------------------

(Table continues below)

---------------------------------------------------
Current LTV      Avg Prin Bal   WAC    Gross Margin
---------------------------------------------------
0.01 - 50.00       135,708.22   7.05           4.80
50.01 - 55.00               0   7.20           5.26
55.01 - 60.00               0   7.52           5.30
60.01 - 65.00      273,485.70   7.49           5.43
65.01 - 70.00      545,059.42   7.34           5.30
70.01 - 75.00      898,069.12   7.50           5.44
75.01 - 80.00    1,672,527.47   7.49           5.30
80.01 - 85.00      849,479.71   7.43           5.42
85.01 - 90.00    1,010,211.29   7.63           5.67
90.01 - 95.00      621,909.89   7.45           5.48
95.01 - 100.00              0   7.65           5.49
Total:           6,446,821.68   7.47           5.40
---------------------------------------------------




Prin Balance & FICO

---------------------------------------------------------------------------------------------------------------------
Prin Balance        Fico NA    500 - 549    550 - 599    600 - 649    650 - 699    700 - 749    750 - 799     Total
---------------------------------------------------------------------------------------------------------------------
1 - 50,000             0.00%        0.10%        0.13%        0.07%        0.03%        0.00%        0.00%      0.32%
50,001 - 100,000       0.28%        2.29%        3.57%        3.85%        2.21%        0.80%        0.32%     13.33
100,001 - 150,000      0.44%        3.75%        4.55%        5.90%        3.68%        1.21%        0.43%     19.95
150,001 - 200,000      0.21%        4.97%        4.62%        6.34%        3.44%        1.39%        0.33%     21.29
200,001 - 250,000      0.04%        3.20%        2.98%        5.30%        2.33%        0.65%        0.23%     14.74
250,001 - 300,000      0.06%        2.32%        3.05%        2.91%        2.19%        1.04%        0.11%     11.67
300,001 - 350,000      0.25%        0.91%        1.57%        2.23%        1.14%        0.59%        0.39%      7.07
350,001 - 400,000      0.00%        0.53%        1.11%        0.97%        1.39%        0.58%        0.30%      4.89
400,001 - 450,000      0.00%        0.00%        0.26%        1.02%        0.65%        0.41%        0.08%      2.42
450,001 - 500,000      0.00%        0.10%        0.76%        0.95%        0.66%        0.10%        0.00%      2.57
500,001 - 550,000      0.00%        0.00%        0.11%        0.42%        0.00%        0.11%        0.00%      0.64
550,001 - 600,000      0.00%        0.00%        0.24%        0.46%        0.12%        0.00%        0.00%      0.81
600,001 - 650,000      0.00%        0.00%        0.00%        0.12%        0.00%        0.00%        0.00%      0.12
>650,000               0.00%        0.00%        0.00%        0.17%        0.00%        0.00%        0.00%      0.17
Total:                 1.28%       18.16%       22.95%       30.71%       17.84%        6.87%        2.19%    100.00%
---------------------------------------------------------------------------------------------------------------------

(Table continues below)

------------------------------------------------------
Prin Balance        Current LTV    WAC    Gross Margin
------------------------------------------------------
1 - 50,000                  59.2   8.65           5.55
50,001 - 100,000           76.36   8.18           5.82
100,001 - 150,000          77.39   7.65            5.6
150,001 - 200,000          76.71   7.46            5.5
200,001 - 250,000          76.68    7.3           5.29
250,001 - 300,000          78.63   7.28           5.34
300,001 - 350,000          80.14   7.22           5.12
350,001 - 400,000          78.85   7.02           5.01
400,001 - 450,000           79.4   6.67            4.7
450,001 - 500,000          79.82   7.06           4.96
500,001 - 550,000          79.16   6.56           4.47
550,001 - 600,000          74.03   6.94            5.1
600,001 - 650,000           73.1    6.6              0
>650,000                   74.79   6.35            3.6
Total:                     77.44   7.47            5.4
------------------------------------------------------





Prepayment Penalty & FICO

-----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term   Fico NA    500 - 549    550 - 599    600 - 649    650 - 699    700 - 749        750 - 799     Total
-----------------------------------------------------------------------------------------------------------------------------
0                            0.56%        5.91%        6.66%        7.60%        4.00%        2.02%            0.51%    27.25%
12                           0.03%        1.17%        1.99%        3.04%        2.38%        0.60%            0.40%      9.6
13                           0.00%        0.04%        0.00%        0.00%        0.00%        0.00%            0.00%     0.04
24                           0.36%        8.51%       10.26%       12.52%        4.68%        1.05%            0.33%    37.71
30                           0.00%        0.14%        0.06%        0.06%        0.04%        0.07%            0.00%     0.36
36                           0.32%        2.40%        3.98%        7.50%        6.75%        3.13%            0.96%    25.04
Total:                       1.28%       18.16%       22.95%       30.71%       17.84%        6.87%            2.19%   100.00%
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
Prepayment Penalty Term   Current LTV     WAC   Gross Margin    Avg Prin Bal
----------------------------------------------------------------------------
0                               76.03    7.64           5.39      158,151.15
12                              74.61    7.26           5.61      198,899.45
13                              84.75     7.5              6      208,020.81
24                              79.79    7.47           5.38      166,196.88
30                              83.56    8.13           5.69      202,001.95
36                              76.42    7.36           5.58      145,127.63
Total:                          77.44    7.47            5.4      160,778.07
----------------------------------------------------------------------------





Mortg Rates & FICO

Mortg Rates               Fico NA    500 - 549    550 - 599    600 - 649    650 - 699    700 - 749        750 - 799     Total
-----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                0.00%        0.00%        0.06%        0.54%        0.46%        0.24%            0.00%     0.00%
5.500 - 5.999                0.00%        0.07%        0.70%        1.68%        1.18%        0.56%            0.11%     0.00%
6.000 - 6.499                0.03%        0.27%        1.24%        4.08%        2.03%        0.71%            0.25%     0.00%
6.500 - 6.999                0.33%        1.56%        4.33%        8.59%        6.41%        2.43%            1.02%     0.00%
7.000 - 7.499                0.30%        1.93%        3.19%        5.34%        3.26%        0.88%            0.17%     0.00%
7.500 - 7.999                0.19%        4.56%        5.55%        5.57%        2.55%        1.20%            0.43%     0.00%
8.000 - 8.499                0.07%        2.94%        2.70%        2.74%        0.99%        0.47%            0.12%     0.00%
8.500 - 8.999                0.15%        3.18%        2.19%        1.21%        0.62%        0.31%            0.09%     0.00%
9.000 - 9.499                0.05%        1.39%        1.34%        0.51%        0.24%        0.05%            0.00%     0.00%
9.500 - 9.999                0.06%        1.35%        0.86%        0.30%        0.08%        0.00%            0.00%     0.00%
10.000 - 10.499              0.08%        0.45%        0.40%        0.09%        0.02%        0.00%            0.00%     0.00%
10.500 - 10.999              0.00%        0.26%        0.25%        0.04%        0.01%        0.00%            0.00%     0.00%
11.000 - 11.499              0.00%        0.09%        0.04%        0.00%        0.00%        0.00%            0.00%     0.00%
11.500 - 11.999              0.02%        0.08%        0.05%        0.00%        0.00%        0.00%            0.00%     0.00%
12.000 - 12.499              0.00%        0.01%        0.03%        0.00%        0.00%        0.00%            0.00%     0.00%
13.500 - 13.999              0.00%        0.01%        0.00%        0.00%        0.00%        0.00%            0.00%     0.00%
Total:                       1.28%       18.16%       22.95%       30.71%       17.84%        6.87%            2.19%     0.00%
------------------------------------------------------------------------------------------------------------------------------


Mortg Rates           Current LTV     WAC   Gross Margin    Avg Prin Bal
-------------------------------------------------------------------------
5.000 - 5.499                77.4    5.36           3.68      228,003.81
5.500 - 5.999               73.34    5.84           3.86      213,150.63
6.000 - 6.499               74.94    6.28           4.39      208,576.27
6.500 - 6.999               75.79    6.75           4.85      185,250.61
7.000 - 7.499               78.15    7.25           5.13      161,058.65
7.500 - 7.999               79.17    7.75           5.59      162,795.72
8.000 - 8.499               79.11    8.23           5.97      140,451.12
8.500 - 8.999               80.46    8.73           6.45      131,899.22
9.000 - 9.499                77.8    9.24           6.76      118,277.46
9.500 - 9.999               77.73    9.73           7.38      112,894.22
10.000 - 10.499             72.55   10.19           7.35      110,405.66
10.500 - 10.999             76.54   10.71           8.25       89,418.59
11.000 - 11.499             71.89   11.26           7.92       66,583.46
11.500 - 11.999             74.06   11.76            8.6       76,110.72
12.000 - 12.499             69.26   12.13              0       53,355.59
13.500 - 13.999             64.94    13.5              0       55,198.23
Total:                      77.44    7.47            5.4      160,778.07
-------------------------------------------------------------------------





Mortg Rates & LTV

Mortg Rates       LTV 0.01 - 50.00    50.01 - 60.00    60.01 - 70.00    70.01 - 80.00    80.01 - 90.00       90.01 - 100.00
---------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                0.03%            0.07%            0.15%            0.61%            0.43%                0.02%
5.500 - 5.999                0.34%            0.25%            0.81%            1.97%            0.82%                0.10%
6.000 - 6.499                0.59%            0.43%            1.73%            3.31%            2.07%                0.50%
6.500 - 6.999                1.64%            1.55%            3.69%           10.19%            5.45%                2.14%
7.000 - 7.499                0.53%            0.67%            2.29%            5.93%            4.12%                1.54%
7.500 - 7.999                0.52%            0.84%            2.43%            8.46%            5.90%                1.91%
8.000 - 8.499                0.28%            0.51%            1.03%            4.38%            2.80%                1.03%
8.500 - 8.999                0.08%            0.19%            0.91%            3.50%            2.43%                0.65%
9.000 - 9.499                0.07%            0.29%            0.43%            1.66%            0.99%                0.16%
9.500 - 9.999                0.04%            0.22%            0.40%            1.05%            0.88%                0.07%
10.000 - 10.499              0.06%            0.05%            0.34%            0.42%            0.17%                0.01%
10.500 - 10.999              0.00%            0.02%            0.13%            0.34%            0.08%                0.00%
11.000 - 11.499              0.02%            0.00%            0.01%            0.08%            0.03%                0.00%
11.500 - 11.999              0.00%            0.01%            0.06%            0.05%            0.03%                0.00%
12.000 - 12.499              0.00%            0.01%            0.01%            0.02%            0.00%                0.00%
13.500 - 13.999              0.00%            0.00%            0.01%            0.00%            0.00%                0.00%
Total:                       4.21%            5.11%           14.40%           41.95%           26.20%                8.12%
---------------------------------------------------------------------------------------------------------------------------


Mortg Rates       120.01 - 130.00       Total       FICO   Gross Margin    Avg Prin Bal
---------------------------------------------------------------------------------------
5.000 - 5.499                0.0%       1.31%     655.95           3.68      228,003.81
5.500 - 5.999                0.0%        4.3      645.76           3.86      213,150.63
6.000 - 6.499                0.0%       8.62      638.23           4.39      208,576.27
6.500 - 6.999                0.0%      24.66      636.82           4.85      185,250.61
7.000 - 7.499                0.0%      15.07      619.32           5.13      161,058.65
7.500 - 7.999                0.0%      20.06      603.44           5.59      162,795.72
8.000 - 8.499                0.1%      10.03       591.9           5.97      140,451.12
8.500 - 8.999                0.0%       7.75      573.98           6.45      131,899.22
9.000 - 9.499                0.0%       3.58      567.46           6.76      118,277.46
9.500 - 9.999                0.0%       2.66      554.06           7.38      112,894.22
10.000 - 10.499              0.0%       1.05      555.04           7.35      110,405.66
10.500 - 10.999              0.0%       0.57      551.83           8.25       89,418.59
11.000 - 11.499              0.0%       0.13      533.27           7.92       66,583.46
11.500 - 11.999              0.0%       0.15      543.95            8.6       76,110.72
12.000 - 12.499              0.0%       0.04      548.54              0       53,355.59
13.500 - 13.999              0.0%       0.01         504              0       55,198.23
Total:                       0.1%     100.00%     612.62            5.4      160,778.07
---------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT2
FICO STRATS


3,144 RECORDS
BALANCE: 505,486,268


SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS


1. FICO SCORES

                                                                    PERCENT
                          NUMBER OF            AGGREGATE           OF LOANS
                           MORTGAGE            PRINCIPAL       BY PRINCIPAL
FICO SCORES                   LOANS              BALANCE            BALANCE
---------------------------------------------------------------------------
<= 300                           48        $6,446,821.68              1.28%
491 - 500                        13         1,904,083.07              0.38
501 - 510                       104        16,446,930.83              3.25
511 - 520                       120        17,975,159.77              3.56
521 - 530                       131        20,503,537.90              4.06
531 - 540                       117        17,316,885.77              3.43
541 - 550                       130        19,668,987.63              3.89
551 - 560                       135        21,592,860.97              4.27
561 - 570                       157        23,958,320.26              4.74
571 - 580                       150        24,341,510.72              4.82
581 - 590                       160        23,591,667.75              4.67
591 - 600                       143        22,749,264.02               4.5
601 - 610                       195        32,545,925.52              6.44
611 - 620                       179        29,372,682.86              5.81
621 - 630                       192        32,939,017.06              6.52
631 - 640                       197        31,637,468.65              6.26
641 - 650                       180        29,124,476.09              5.76
651 - 660                       148        25,592,497.84              5.06
661 - 670                       116        20,496,762.10              4.05
671 - 680                       103        15,393,265.94              3.05
681 - 690                        92        14,303,614.65              2.83
691 - 700                        74        12,877,297.65              2.55
701 - 710                        69        11,731,498.68              2.32
711 - 720                        45         7,642,135.43              1.51
721 - 730                        35         6,808,895.88              1.35
731 - 740                        29         4,930,533.30              0.98
741 - 750                        24         3,804,912.22              0.75
751 - 760                        23         3,861,812.83              0.76
761 - 770                         6         1,417,043.22              0.28
771 - 780                        17         2,332,941.28              0.46
781 - 790                         7         1,332,541.32              0.26
791 - 800                         5           844,914.74              0.17
TOTAL:                        3,144      $505,486,267.63            100.00%
---------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                 ABFC 2004-OPT2

FICO SCORE
----------                                     Collateral Cuts for Subprime Pool

----------------------------------------------------------------------------------------------------------------
                    Total Balance                   Adjusted Balance[1]                   WA Loan
FICO                    Amount       %[2]     LTV                Amount         %[2]       Balance       WAC
----------------------------------------------------------------------------------------------------------------
FICO NA           6,446,821.68      1.28%  > 65.0          5,597,256.90        1.11%    134,308.79     7.898
0 - 500           1,904,083.07      0.38%  > 65.0          1,649,578.87        0.33%    146,467.93     8.129
500.01 - 550     91,911,501.90     18.18%  > 70.0         64,085,652.65       12.68%    152,676.91      8.27
550.01 - 575     57,254,078.39     11.33%  > 70.0         35,257,416.90        6.97%    157,291.42     7.934
575.01 - 600     58,979,545.33     11.67%  > 70.0         44,884,890.07        8.88%    154,801.96     7.541
600.01 - 620     61,918,608.38     12.25%  > 70.0         47,137,971.29        9.33%    165,557.78     7.259
620.01 - 650     93,700,961.80     18.54%  > 80.0         41,247,695.77        8.16%    164,676.56     7.113
650.01 - 680     61,482,525.88     12.16%  > 80.0         25,985,923.21        5.14%    167,527.32      7.02
680.01 - 700     27,180,912.30      5.38%  > 85.0         10,719,916.87        2.12%    163,740.44     7.004
700.01 - 750     34,917,975.51      6.91%  > 85.0         18,071,974.77        3.58%    172,861.26     7.011
750.01 - 800      9,789,253.39      1.94%  > 85.0          5,774,379.67        1.14%    168,780.23     6.993
TOTAL           505,486,267.63    100.00%                300,412,656.97       59.43%    160,778.07     7.471
----------------------------------------------------------------------------------------------------------------
 FICO: AVERAGE             613                      MIN:      500               MAX:           796
              ----------------                          ---------------             --------------


--------------------------------------------------------------------------------------------
                                                % SFD/     % Owner      % Full    % Cashout
FICO            WA FICO    WA LTV   WA DTI         PUD         Occ.        Doc         Refi
--------------------------------------------------------------------------------------------
FICO NA               0     77.82    39.18       87.12       96.74       87.23         71.1
0 - 500             500     74.59    41.55       86.63         100       86.82        96.39
500.01 - 550        526     74.38    39.95       85.98       98.26       67.96        77.98
550.01 - 575        563     72.25    38.84       85.60       97.69       65.47        72.87
575.01 - 600        588     76.26    38.31       84.19       96.56       69.08        71.06
600.01 - 620        610      77.2    38.93       84.90       96.6        67.56        63.51
620.01 - 650        635     80.04    38.36       83.76       93.87       62.03        62.76
650.01 - 680        664     79.91    38.57       78.44       91.07       55.93        63.95
680.01 - 700        690     81.15    36.81       71.73       86.49       52.66        53.35
700.01 - 750        720     83.66    38.88       68.60       80.07       46.89        39.45
750.01 - 800        769     82.67    36.39       62.57       72.01       38.61        37.22
TOTAL               613     77.64    38.74       81.86       93.69       62.67         65.5
--------------------------------------------------------------------------------------------



DEBT TO INCOME (DTI) RATIO
--------------------------

-------------------------------------------------------------------------------------------------------
                  Total Balance                       Adjusted Balance[1]                    WA Loan
DTI                      Amount        %[2]    FICO                Amount         %[2]       Balance
-------------------------------------------------------------------------------------------------------
<= 20             25,651,934.41       5.07%   < 550          3,635,458.09        0.72%    131,548.38
20.001 - 25.00    24,187,935.70       4.79%   < 550          4,360,055.72        0.86%    129,347.25
25.001 - 30.00    41,641,660.55       8.24%   < 575         11,476,427.69        2.27%    136,979.15
30.001 - 35.00    78,306,864.76      15.49%   < 575         24,318,679.11        4.81%    158,837.45
35.001 - 40.00    89,326,557.80      17.67%   < 600         35,450,884.45        7.01%    164,505.63
40.001 - 45.00   103,343,111.42      20.44%   < 625         60,540,696.46       11.98%    166,951.71
45.001 - 50.00   106,048,035.93      20.98%   < 650         77,421,208.00       15.32%    174,134.71
50.001 - 55.00    36,980,167.06       7.32%   < 675         34,646,146.76        6.85%    190,619.42
TOTAL            505,486,267.63     100.00%                251,849,556.28       49.82%    160,778.07
-------------------------------------------------------------------------------------------------------
    DTI: AVERAGE          38.74%                         MIN:    0.72%           MAX:          55.00%
                ---------------                              ------------            ---------------


----------------------------------------------------------------------------------------------
                                                     % SFD/   % Owner    % Full    % Cashout
DTI                WAC   WA FICO    WA LTV  WA DTI     PUD       Occ.       Doc         Refi
----------------------------------------------------------------------------------------------
<= 20            7.609       625     76.14   15.29   79.57     88.59      59.25           66
20.001 - 25.00   7.549       618     74.91   22.76   84.79     90.01      60.29         72.9
25.001 - 30.00   7.466       618     77.03   27.76   85.33     94.28      67.89        67.12
30.001 - 35.00   7.436       613      76.9   32.69   83.47        95      62.01        63.51
35.001 - 40.00   7.486       615     78.79   37.64   80.97     93.68      58.55        60.35
40.001 - 45.00   7.516       613     78.99   42.54   79.67     94.48      57.86        63.35
45.001 - 50.00   7.451       609     78.39   47.51   83.17     94.36      66.02        66.25
50.001 - 55.00   7.303       596     73.95   51.85   78.82     92.17      75.85        79.02
TOTAL            7.471       613     77.64   38.74   81.86     93.69      62.67         65.5
----------------------------------------------------------------------------------------------
    DTI: AVERAGE
                ---------------

LOAN TO VALUE (LTV) RATIO
-------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV                Total Balance                DTI              Adjusted Balance[1]        WA Loan      WAC     WA FICO   WA LTV
                         Amount         %[2]                   Amount             %[2]      Balance
-----------------------------------------------------------------------------------------------------------------------------------
< 60.00           46,979,584.06        9.29%   > 50      4,931,211.47            0.98%     142,795.09   7.242      605      49.45
60.01 - 70.00     72,244,510.65       14.29%   > 50      8,240,124.67            1.63%     163,449.12   7.407      591      66.34
70.01 - 80.00    212,659,127.40       42.07%   > 50     14,602,873.04            2.89%     158,228.52   7.493      599      78.01
80.01 - 85.00     48,493,194.87        9.59%   > 50      2,914,410.35            0.58%     161,106.96   7.431      622      84.43
85.01 - 90.00     84,041,698.23       16.63%   > 50      5,776,717.75            1.14%     171,864.41   7.629      634       89.7
90.01 - 95.00     38,804,462.10        7.68%   > 50        514,829.78            0.10%     173,234.21   7.451      671      94.78
95.01 - 100.00     2,263,690.32        0.45%   > 50                              0.00%     150,912.69   7.648      722      99.89
TOTAL            505,486,267.63      100.00%            36,980,167.06            7.32%     160,778.07   7.471      613      77.64
-----------------------------------------------------------------------------------------------------------------------------------
     LTV: AVERAGE        77.64%      MIN:    16.67%                  MAX:      100.00%
                 --------------          ----------                      -------------


---------------------------------------------------------------------------------
LTV                WA DTI    % SFD/ PUD    % Owner Occ  % Full Doc  % Cashout Refi

---------------------------------------------------------------------------------
< 60.00             37.31        77.46          89.91       53.32           78.07
60.01 - 70.00       38.45        82.52          96.95       60.98           82.42
70.01 - 80.00       39.17        82.21          93.41       60.67           67.04
80.01 - 85.00       38.02        86.32          94.24       67.27            73.6
85.01 - 90.00       39.42        78.67          91.38       64.97           49.73
90.01 - 95.00       38.35        84.62          97.76       75.58           36.93
95.01 - 100.00      34.37        96.25            100       93.06           21.84
TOTAL               38.74        81.86          93.69       62.67            65.5
---------------------------------------------------------------------------------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.



PRINCIPAL BALANCE
-----------------

--------------------------------------------------------------------------------------------------------------------------
Scheduled Principal                Total Balance         WA Loan       WAC     WA  FICO   WA  LTV    WA DTI   % SFD/ PUD
Balance                        Amount         %[2]       Balance
--------------------------------------------------------------------------------------------------------------------------

0 - $50K                 1,634,077.86        0.32%      49,517.51     8.647         580      59.6     33.41        93.90
$51 - $200K            275,895,735.23       54.58%     119,177.42     7.703         609     77.07     37.47        84.28
$200.1 - $250K          74,510,207.04       14.74%     223,754.38       7.3         607     76.85     39.47        79.49
$250.1 - $300K          58,997,240.29       11.67%     274,405.77     7.276         610     78.83     39.64        79.42
$300.1 - $400K          60,454,268.92       11.96%     341,549.54     7.142         627     79.82     41.69        70.70
$400.1 - $500K          25,235,586.83        4.99%     450,635.48     6.871         635     79.82     39.76        87.87
$500.1 - $600K           7,300,175.39        1.44%     561,551.95     6.773         627     76.49      44.5       100.00
$600.1 - $700K             621,333.85        0.12%     621,333.85       6.6         629     73.29      34.6       100.00
$700.1 - $800K             837,642.22        0.17%     837,642.22      6.35         626        75     53.86       100.00
TOTAL                  505,486,267.63      100.00%     160,778.07     7.471         613     77.64     38.74        81.86
--------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL BALANCE: AVERAGE       160,778.07         MIN:    39,759.32         MAX:   837,642.22
                                -----------------             -------------             -------------


----------------------------------------------------------------
Scheduled Principal   % Owner Occ    % Full Doc   % Cashout Refi
Balance
----------------------------------------------------------------

0 - $50K                    96.95         54.31            87.81
$51 - $200K                 92.76          68.5            64.99
$200.1 - $250K              95.94         58.14            67.37
$250.1 - $300K              95.54         51.96            69.21
$300.1 - $400K              91.92         52.74            65.62
$400.1 - $500K              94.81         54.94             59.8
$500.1 - $600K                100         78.19            54.08
$600.1 - $700K                100           100              100
$700.1 - $800K                100           100                0
TOTAL                       93.69         62.67             65.5
----------------------------------------------------------------



DOCUMENTATION TYPE
------------------

---------------------------------------------------------------------------------------------------------------------------
Doc Type                                 Total Balance            WA Loan          WAC         WA   FICO        WA    LTV
                                     Amount          %[2]         Balance
---------------------------------------------------------------------------------------------------------------------------
Full Doc                     316,768,200.81        62.67%        152,659.37       7.424              606            78.56
Stated Doc                   181,252,382.60        35.86%        177,177.30       7.548              622            75.98
Limited Doc                    3,991,340.03         0.79%        173,536.52       7.473              607            74.68
NINA                           3,474,344.19         0.69%        151,058.44       7.758              707            83.13
TOTAL                        505,486,267.63       100.00%        160,778.07       7.471              613            77.64
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
Doc Type       WA    DTI          % SFD/ PUD       % Owner Occ      % Cashout Refi

-----------------------------------------------------------------------------------
Full Doc           38.98               84.63             95.12              66.88
Stated Doc         38.33               77.87             91.23              63.21
Limited Doc        37.99                65.7             89.52              78.62
NINA                   0               56.85              97.1              44.28
TOTAL              38.74               81.86             93.69               65.5
-----------------------------------------------------------------------------------

PROPERTY TYPE
-------------

---------------------------------------------------------------------------------------------------------------------------
Property Type                            Total Balance             WA Loan         WAC         WA   FICO        WA    LTV
                                     Amount          %[2]          Balance
---------------------------------------------------------------------------------------------------------------------------
SFR                          375,822,853.76        74.35%        156,527.64       7.465              608            77.35
2-4 Family                    59,251,968.82        11.72%        203,615.01       7.368              631            75.87
PUD                           42,143,638.74         8.34%        172,719.83       7.487              618             81.4
Condo                         24,233,178.63         4.79%        142,548.11       7.684              620            79.09
MF Housing                     4,034,627.68         0.80%        106,174.41       8.166              629            81.86
TOTAL                        505,486,267.63       100.00%        160,778.07       7.471              613            77.64
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Property Type       WA    DTI         % Owner Occ    % Cashout Refi          % Full Doc

------------------------------------------------------------------------------------------
SFR                     38.65               98.89             68.07              64.75
2-4 Family              39.74                   0             67.93              51.13
PUD                     38.43                 100             44.45              62.93
Condo                   38.48                   0             57.36              56.33
MF Housing              37.42                   0             59.26              73.55
TOTAL                   38.74               81.86              65.5              62.67
------------------------------------------------------------------------------------------



PRIMARY MORTGAGE INSURANCE
--------------------------

--------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                       Total Balance             WA Loan         WAC         WA   FICO        WA    LTV
                                     Amount          %[2]          Balance
--------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI           135,240,648.45        26.75%        174,054.89       7.352              660            89.88
Loans >80 LTV w/o MI          38,362,397.07         7.59%        152,231.73       8.177              566            88.16
Loans <=80 LTV               331,883,222.11        65.66%        156,918.78       7.439              598            71.43
TOTAL                        505,486,267.63       100.00%        160,778.07       7.471              613            77.64
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Mortgage Insurance       WA    DTI         % Owner Occ    % Cashout Refi          % Full Doc     Is MI down
                                                                                                 to 60 LTV
-------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI           38.35               92.00             50.96              61.03         Y
Loans >80 LTV w/o MI         40.06               99.77             60.98              94.15
Loans <=80 LTV               38.75               93.68             71.95              59.69
TOTAL                        38.74               93.69              65.5              62.67
-------------------------------------------------------------------------------------------------------------



LOAN PURPOSE
------------

--------------------------------------------------------------------------------------------------------------------------
Loan Purpose                             Total Balance            WA Loan          WAC          WA. FICO          WA. LTV
                                     Amount          %[2]         Balance
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout          331,096,602.65        65.50%        161,117.57       7.469              603            75.45
Purchase                     130,750,255.40        25.87%        162,020.14        7.53              639            83.86
Refinance - Rate Term         43,639,409.58         8.63%        154,749.68       7.315              609            75.56
TOTAL                        505,486,267.63       100.00%        160,778.07       7.471              613            77.64
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Loan Purpose                          WA DTI          % SFD/ PUD       % Owner Occ

------------------------------------------------------------------------------------
Refinance - Cashout                    38.89               82.46             94.91
Purchase                               38.64               78.68             89.83
Refinance - Rate Term                  37.94               86.88             96.08
TOTAL                                  38.74               81.86             93.69
------------------------------------------------------------------------------------



FIXED VS. FLOATING COLLATERAL
-----------------------------

---------------------------------------------------------------------------------------------------------------------------
Lien Status                              Total Balance            WA Loan          WAC           WA FICO           WA LTV
                                     Amount          %[2]         Balance
---------------------------------------------------------------------------------------------------------------------------
Fixed                        195,949,919.19        38.76%        150,962.96       7.399              640             75.8
Floating                       1,338,303.83         0.26%         95,593.13       8.231              616            79.89
2/28                         287,170,699.01        56.81%        170,326.63       7.518              595            78.82
3/27                          21,027,345.60         4.16%        144,022.92       7.460              599            78.47
TOTAL                        505,486,267.63       100.00%        160,778.07       7.471              613            77.64
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Lien Status               WA DTI          % SFD/ PUD       % Owner Occ     % Cashout Refi    Index     Margin

----------------------------------------------------------------------------------------------------------------
Fixed                      38.33               79.58             91.24              71.45      fix      0.000
Floating                   36.39               65.53             83.82              85.76      6ml      5.953
2/28                       39.11               83.47              95.2              61.07      6ml      5.391
3/27                       37.78               82.27             96.58              69.26      6ml      5.492
TOTAL                      38.74               81.86             93.69              65.50               5.400
----------------------------------------------------------------------------------------------------------------



LIEN STATUS
-----------

---------------------------------------------------------------------------------------------------------------------------
Lien Status                              Total Balance            WA Loan          WAC           WA FICO           WA LTV
                                     Amount          %[2]         Balance
---------------------------------------------------------------------------------------------------------------------------
First Lien                   504,104,725.07        99.73%        161,313.51       7.464              613            77.65
Second Lien                    1,381,542.56         0.27%         72,712.77      10.238              592            71.46
TOTAL                        505,486,267.63       100.00%        160,778.07       7.471              613            77.64
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
Lien Status            WA DTI          % SFD/ PUD       % Owner Occ     % Cashout Refi

-----------------------------------------------------------------------------------------
First Lien              38.72               81.84             93.71              65.42
Second Lien              45.2               89.19             89.19              95.14
TOTAL                   38.74               81.86             93.69               65.5
-----------------------------------------------------------------------------------------

OCCUPANCY STATUS
----------------

---------------------------------------------------------------------------------------------------------------------------
Occupancy Type                           Total Balance            WA Loan          WAC          WA. FICO          WA  LTV
                                     Amount          %[2]         Balance
---------------------------------------------------------------------------------------------------------------------------
Primary Residence            473,613,032.52        93.69%        162,586.00       7.452              609            77.69
Second Home                    6,209,485.34         1.23%        147,844.89       7.594              675            74.25
Investment                    25,663,749.77         5.08%        135,787.04         7.8              662            77.43
TOTAL                        505,486,267.63       100.00%        160,778.07       7.471              613            77.64
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Occupancy Type            WA DTI          % SFD/ PUD       % Owner Occ     % Cashout Refi

--------------------------------------------------------------------------------------------
Primary Residence          38.87               83.97               100              66.35
Second Home                36.56               46.43                 0              26.56
Investment                 36.94               67.86                 0               59.3
TOTAL                      38.74               81.86             93.69               65.5
--------------------------------------------------------------------------------------------



PREPAYMENT PENALTY
------------------

---------------------------------------------------------------------------------------------------------------------------
Prepayment Charges                       Total Balance            WA Loan          WAC          WA  FICO          WA  LTV
Term at Origination                  Amount          %[2]         Balance
---------------------------------------------------------------------------------------------------------------------------
0 Months                     137,749,649.13        27.25%        158,151.15       7.642              607            76.22
12 Months                     48,531,465.55         9.60%        198,899.45        7.26              626            74.81
13 Months                        208,020.81         0.04%        208,020.81         7.5              532               85
24 Months                    190,627,822.18        37.71%        166,196.88       7.467              597            79.97
30 Months                      1,818,017.51         0.36%        202,001.95        8.13              603            83.79
36 Months                    126,551,292.45        25.04%        145,127.63       7.363              638            76.64
TOTAL                        505,486,267.63       100.00%        160,778.07       7.471              613            77.64
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Prepayment Charges           WA  DTI           % SFD/PUD       % Owner Occ     % Cashout Refi
Term at Origination
-----------------------------------------------------------------------------------------------
0 Months                       38.55               79.13             94.03              71.08
12 Months                      39.17               67.92             93.76              73.28
13 Months                      41.38                 100               100                  0
24 Months                      39.13               87.17              95.3              57.42
30 Months                      34.98               89.54             78.16              58.87
36 Months                      38.25               82.06              91.1              68.82
TOTAL                          38.74               81.86             93.69               65.5
-----------------------------------------------------------------------------------------------



SECTION 32 LOANS
----------------

----------------------------------------------------------------------------------------------------------------------------
                                         Total Balance           WA Loan           WAC          WA FICO           WA LTV
                                     Amount          %[2]        Balance
----------------------------------------------------------------------------------------------------------------------------
Section 32 Loans                          0            0%                 -           0                0                0
Total                                     0             0                 -           0                0                0
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                  WA DTI          % SFD/ PUD       % Owner Occ     % Cashout Refi

-----------------------------------------------------------------------------------------------------
Section 32 Loans                       0                   0                 0                  0
Total                                  0                   0                 0                  0
-----------------------------------------------------------------------------------------------------


GA % and Top 5 States                    Top 5 MSA
---------------------                   -----------

----------------------------            ---------------------------------------
State                    %[2]           MSA                              %[2]
----------------------------            ---------------------------------------
California              19.65           New York, NY                    18.79
New York                13.91           Boston, MA                      10.06
Massachusetts           10.65           Los Angeles, CA                  9.52
New Jersey               7.35           Chigago, IL                      3.59
Florida                   6.6           Philadelphia, PA                 3.38
Georgia                  2.18
----------------------------            ---------------------------------------



Top 5 Originators                       Servicers
-----------------                       ---------

----------------------------            ---------------------------------------
Originator               %[2]           Servicer                         %[2]
----------------------------            ---------------------------------------
  Option One          100.00%           Option One                    100.00%
----------------------------            ---------------------------------------



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